    As filed with the Securities and Exchange Commission on February 25, 2005

                                                              File Nos. 2-90519
                                                                       811-4007

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C. 20549

                                   FORM N-1A
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933
                        POST-EFFECTIVE AMENDMENT NO. 63
                                      and

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 64

                             SMITH BARNEY TRUST II*
               (Exact Name of Registrant as Specified in Charter)

                   125 Broad Street, New York, New York 10004
                    (Address of Principal Executive Offices)

        Registrant's Telephone Number, including Area Code: 800-451-2010

            Robert I. Frenkel, 300 First Stamford Place, 4th Floor,
                          Stamford, Connecticut 06902
                    (Name and Address of Agent for Service)

                                    Copy to:
          Roger P. Joseph, Bingham McCutchen LLP, 150 Federal Street,
                          Boston, Massachusetts 02110


It is proposed that this filing will become effective on April 29, 2005 pursuant to Rule 485(a) under the Securities Act of 1933, as amended.

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* This filing relates solely to shares of the Trust's series Smith Barney
  International Large Cap Fund (formerly a series of CitiFunds International Trust).

                                   PROSPECTUS
                               ------------------

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                                  SMITH BARNEY
                                  INTERNATIONAL
                                     LARGE
                                    CAP FUND
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Class A, B, C and Y Shares

April 29, 2005


The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [Logo] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionally Managed.(R)
            is a registered service mark of Citigroup Global Market

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INVESTMENT PRODUCTS: NOT FDIC INSURED  o  NO BANK GUARANTEE  o  MAY LOSE VALUE
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

SMITH BARNEY
INTERNATIONAL LARGE CAP FUND

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CONTENTS
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Investments, risks and performance .....................................     2

More on the fund's investments .........................................    10

Management .............................................................    11


Choosing a class of shares to buy ......................................    14

Comparing the fund's classes ...........................................    16

Sales charges ..........................................................    17

More about deferred sales charges ......................................    20

Buying shares ..........................................................    22

Exchanging shares ......................................................    23

Redeeming shares .......................................................    25

Other things to know about share transactions ..........................    27

Dividends, distributions and taxes .....................................    31

Share price ............................................................    32

Financial highlights ...................................................    35

THE FUND IS A SEPARATE SERIES OF SMITH BARNEY TRUST II, A MASSACHUSETTS BUSINESS TRUST.

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS The fund invests primarily in the common stocks of foreign companies that the fund's subadviser believes have above-average prospects for growth, including companies in developing countries. Generally, the fund invests in a number of different countries and, under normal circumstances, the fund invests in companies in at least three foreign markets. Under normal circumstances, the fund will invest at least 80% of its assets in large cap securities. Large cap securities are securities of companies with market capitalizations similar to companies in the Russell 1000 Index. Securities of companies whose market capitalizations no longer meet this definition after purchase by the fund still will be considered securities of large capitalization companies for purposes of the fund's 80% investment policy.


The fund usually invests in securities listed on securities exchanges, although it may also purchase securities which are not registered for sale to the general public, or, to a limited extent, securities that are not readily marketable. The fund may invest directly in foreign securities or may invest in depository receipts.

In addition to common stocks, the fund may also invest in other securities including rights to purchase common stocks, preferred stock, warrants, and, to a limited extent, shares of other investment companies, including closed end investment companies that invest in foreign securities.

The fund may, but is not required to, enter into forward currency transactions to buy or sell currencies at a future date. The fund may enter into these forward currency contracts to:

[ ] Settle transactions in securities quoted in foreign currencies.

[ ] Attempt to protect against the economic impact of adverse changes in the value of the U.S. dollar or other currencies.


SELECTION PROCESS The subadviser looks for securities of well established, large cap companies which appear to be attractively valued compared to their long-term earnings potential. The subadvisor seeks to identify securities of issuers located in various markets outside of the U.S., providing exposure to a range of foreign economies, some of which may grow faster than the U.S. economy.


The subadviser uses fundamental analysis to find companies that it believes have attractive future cash flow prospects compared with their current valuations, taking into account such factors as country and industry background, each company's products and competitive positioning, potential future developments in end markets and management track record. The subadviser may also consider factors such as trends in earnings forecasts for companies in whose securities the fund is invested. Additionally, the subadviser may favor exposure to securities issued by companies whose forecast trends appear positive relative to those of their peers.

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investing in foreign issuers may involve unique risks. These risks may be more pronounced to the extent the fund invests in emerging market countries or significantly in any one country. Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Foreign securities prices decline, or foreign securities perform poorly relative to other types of investments.

[ ] Adverse governmental action or political, social, economic or market instability affects a foreign country or region.

[ ] The currency in which a security is priced declines in value relative to the U.S. dollar.

[ ] The subadviser's judgment about the attractiveness, value or potential appreciation of a particular security or sector proves to be incorrect.

[ ] Foreign withholding taxes reduce the fund's returns.

[ ] The economies of foreign countries grow at a slower rate than expected or experience a downturn or recession.

In addition, foreign investing involves the following risks:

[ ] Many foreign countries in which the fund may invest have markets that are smaller, less liquid and more volatile than markets in the U.S. In a changing market, the subadviser may not be able to sell the fund's portfolio securities in amounts and at prices it considers reasonable.


[ ] In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the U.S.

[ ] Foreign equity securities may trade at price- earnings multiples that are higher than those of comparable U.S. companies, and that may not be sustainable. As a result, there may be rapid changes in the value of foreign securities.


[ ] Enforcing legal rights may be difficult, costly and slow and there may be special problems enforcing claims against foreign governments.

[ ] Some foreign currency values may be volatile, and there is the possibility of governmental controls on currency exchanges or governmental intervention in currency markets which may prevent the fund from realizing value in U.S. dollars from its investment in foreign securities.

[ ] There may be other governmental or non- governmental actions resulting in expropriations of assets, confiscatory taxation, and limitations on the use or transfer of assets by the fund or the issuers of securities.

Because the value of a depository receipt is dependent upon the market price of an underlying foreign security, depository receipts are subject to most of the risks associated with investing in foreign securities directly.


An increasing number of European countries participate in the European Economic and Monetary Union (EMU) and many of those have adopted the Euro as their sole currency. Among other things, the EMU entails sharing an official interest rate and adhering to limits on government borrowing by participating countries. The EMU is driven by the expectation of economic benefits; however, there are significant risks associated with the EMU. Monetary and economic union on this scale has not been attempted before, and there is uncertainty whether participating countries will remain committed to the EMU in the face of changing economic conditions.


The fund's growth-oriented investment style may increase the risks of investing in the fund. Growth securities typically are quite sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall. Growth securities may also be more volatile than other investments because they often do not pay dividends.

To the extent that the fund enters into forward foreign currency transactions, it may not fully benefit from or may lose money on the transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the fund's holdings, or if the counterparty defaults. Such transactions may also prevent the fund from realizing profits on favorable movements in exchange rates. The fund's ability to use currency exchange contracts successfully depends on a number of factors, including the contracts being available at prices that are not too costly, the availability of liquid markets, and the ability of the subadviser to accurately predict the direction of changes in currency exchange rates.

See page 10 for more information about the fund's investments and the risks of investing in the fund.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if:

[ ] You want to direct a portion of your overall investment portfolio to securities of non-U.S. companies and you are prepared to accept the risks of international investing.

[ ] You are prepared to accept significant fluctuations in share price and possible losses.

[ ] You are not seeking current income.
[ ] Your investment horizon is longer term -- typically at least five years.

PERFORMANCE INFORMATION


The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund's average annual total returns compare with the returns of a broad-based securities market index. The bar chart and the information below show performance of the fund's Class A shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class A, B, C and Y shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes, redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


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                        TOTAL RETURN -- CLASS A SHARES*
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                    1995                          18.08%
                    1996                           2.59%
                    1997                           5.15%
                    1998                          17.62%
                    1999                          35.66%
                    2000                         -24.88%
                    2001                         -21.21%
                    2002                         -13.77%
                    2003                          28.55%
                    2004                            xxx%


                        Calendar years ended December 31

HIGHEST AND LOWEST QUARTER RETURNS*
(FOR PERIODS SHOWN IN THE BAR CHART)


Highest:      % in     quarter
Lowest:        % in     quarter


* The returns shown for Class A shares include returns for periods before the creation of share classes on January 4, 1999.

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                          AVERAGE ANNUAL TOTAL RETURNS
                          (FOR PERIODS ENDED 12/31/04)
-------------------------------------------------------------------------------


                                                            SINCE   INCEPTION
                            1 YEAR     5 YEARS   10 YEARS INCEPTION   DATE


CLASS A
  Return before taxes            %          %          %     n/a    03/01/91

  Return after taxes on
  distributions(1)               %          %       %        n/a

  Return after taxes on
  distributions and sale
  of fund shares(1)              %          %       %        n/a
--------------------------------------------------------------------------------

OTHER CLASSES
(Return before taxes only)

Class B                          %          %      n/a          %   01/04/99

Class C(2)                       %       n/a       n/a          %   09/22/00

Class Y                          %       n/a       n/a          %   05/20/03
--------------------------------------------------------------------------------

MSCI EAFE Index(3)               %          %          %        %      n/a

(1) After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for Class B, Class C and Class Y shares will vary.

(2) Effective as of April 29, 2004, Class L shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on those shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

(3) The Morgan Stanley Capital International EAFE (Europe, Australasia and Far
    East) Index is a market capitalization-weighted index that measures the performance of the leading stocks in 21 developed countries outside of North America. (The 21 countries include Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, United Kingdom, Australia, New Zealand, Hong Kong, Japan, Malaysia and Singapore.) It is not possible to invest directly in the Index. An index does not reflect deductions for fees, expenses or taxes. The average annual total returns of the MSCI EAFE Index since the inception of each of the Class B and C shares are % and %, respectively.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                                SHAREHOLDER FEES
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(FEES PAID DIRECTLY FROM
YOUR INVESTMENT)                   CLASS A    CLASS B     CLASS C    CLASS Y

Maximum sales charge (load)
imposed on purchases
(as a % of offering price)          5.00%      None        None        None

Maximum deferred sales charge
(load) (as a % of the lower of net
asset value at purchase or
redemption)                        None(1)     5.00%       1.00%       None


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                         ANNUAL FUND OPERATING EXPENSES
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(EXPENSES DEDUCTED FROM
FUND ASSETS)                       CLASS A    CLASS B     CLASS C    CLASS Y


Management fee                      0.85%      0.85%       0.85%      0.85%
Distribution (12b-1) fees
(includes service fees)             0.25%      1.00%       1.00%       None

Other expenses                          %          %           %          %
Total annual fund
operating expenses*                     %          %           %          %

 * Because of voluntary waivers
   and/or reimbursements, actual
   total operating expenses are
   expected to be:                      %          %           %          %


    These fee waivers and reimbursements may be reduced or terminated at any time.
(1) You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown

[ ] Your investment has a 5% return each year - the assumption of a 5% return is required by the Securities and Exchange Commission (the "SEC") for the purposes of this example and is not a prediction of the fund's future performance

[ ] You reinvest all distributions and dividends without a sales charge
[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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                      NUMBER OF YEARS YOU OWN YOUR SHARES
-------------------------------------------------------------------------------

                                       1 YEAR   3 YEARS    5 YEARS   10 YEARS


Class A (with or without redemption)   $         $         $          $
Class B (redemption at end of period)  $         $         $             *
Class B (no redemption)                $         $         $             *
Class C (redemption at end of period)  $         $         $          $
Class C (no redemption)                $         $         $          $
Class Y (with or without redemption)   $         $         $          $

* Assumes conversion to Class A shares approximately eight years after purchase.

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MORE ON THE FUND'S INVESTMENTS
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Although the fund invests primarily in equity securities, it may, but is not required to, invest in other foreign securities including debt securities and convertible securities.

DEBT SECURITIES Long-term debt securities must be investment grade when the fund purchases them, meaning they must be rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, or if unrated, of comparable quality in the subadviser's opinion. After the fund buys a bond, if the credit quality of the bond deteriorates below investment grade, the fund may continue to hold the bond, commonly known as a junk bond, but the subadviser will consider the change in rating in deciding whether to keep the security. Generally, the value of debt securities will decline if interest rates rise, the credit rating of the security is downgraded or the issuer defaults on its obligation to pay principal or interest. The prices of lower rated securities, especially junk bonds, often are more volatile than those of higher rated securities, and the security may be difficult to sell.

CONVERTIBLE SECURITIES Convertible securities, which are debt securities that may be converted into stock, are subject to the market risks of stocks as well as the risks of debt securities.

PORTFOLIO TURNOVER The fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in the fund's annual operating expenses shown in the fund's Fee Table in this Prospectus but do detract from the fund's performance. The "Financial Highlights" section of this Prospectus shows the fund's historical portfolio turnover rate.

CASH MANAGEMENT The fund may hold cash pending investment, and may invest in money market instruments, repurchase agreements and reverse repurchase agreements for cash management purposes.

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instrument and in short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund's Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.


The fund's goals and strategies may be changed without shareholder approval.


PORTFOLIO HOLDINGS The fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the SAI.


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MANAGEMENT
-------------------------------------------------------------------------------


MANAGER The fund's investment manager is Smith Barney Fund Management LLC ("SBFM" or the "manager"), an affiliate of Citigroup Global Markets Inc. The manager's address is 399 Park Avenue, New York, New York 10022. The manager delegates the daily management of the investments of the fund to its affiliate, Citigroup Asset Management, Ltd., as subadviser. The subadviser's address is Citigroup Centre, Canada Square, Canary Wharf, London E14 5LB, United Kingdom. The manager oversees the fund's operations. Subject to the oversight of the manager, the subadviser selects the fund's investments. The manager and subadviser are affiliates of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.


Citigroup affiliates, including their directors, officers or employees, may have banking and investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the fund's subadviser does not obtain or use material inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.


A team of individuals employed by the subadviser manages the day-to-day operations of the fund. The members of the team are Michael Elroy, Stephen Williams and William Hamlyn. [Biographical information and role of each member to be added by amendment.]


The subadviser's compensation is payable by the manager.


MANAGEMENT FEE For the fund's fiscal year ended December 31, 2004, SBFM received fees, after waivers, totaling % of the fund's average daily net assets.


SERVICE PLANS The fund has adopted Rule 12b-1 service plans for its Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb, serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Inc. to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain shareholder record keeping and accounting services.

RECENT DEVELOPMENTS


In connection with an investigation previously disclosed by Citigroup, the Staff of the SEC has notified Citigroup Asset Management (CAM), the Citigroup business unit that includes the fund's investment manager and other investment advisory companies; Citigroup Trust Bank (CTB), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/ or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffil- iated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC's investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

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CHOOSING A CLASS OF SHARES TO BUY
-------------------------------------------------------------------------------

You can choose among the classes of shares described in this prospectus. Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

[ ] How much you plan to invest.
[ ] How long you expect to own the shares.
[ ] The expenses paid by each class detailed in the Fee Table and Example at the front of this Prospectus.
[ ] Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares, it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in amount of $50,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

You may buy shares from:

[ ] Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent").
[ ] The fund, but only if you are investing through certain qualified plans or Service Agents.

Not all classes of shares are available through Service Agents. You should contact your Service Agent for further information.

More information about the fund's classes of shares is available through the Smith Barney Mutual Funds' website. You'll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

[ ] the front-end sales charges that apply to the purchase of Class A shares
[ ] the deferred sales charges that apply to the redemption of Class B and
    Class C shares
[ ] who qualifies for lower sales charges on Class A shares
[ ] who qualifies for a sales load waiver

Go to http://www.smithbarneymutualfunds.com and click on the name of the fund.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.


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                                            INITIAL              ADDITIONAL
-------------------------------------------------------------------------------
                                CLASSES A, B, C      CLASS Y     ALL CLASSES

General                              $1,000        $15 million       $50

IRAs, Self Employed Retirement
Plans, Uniform Gifts
or Transfers to Minor
Accounts                              $250         $15 million       $50

Qualified Retirement
Plans*                                $25          $15 million       $25

Simple IRAs                            $1              n/a           $1

Monthly Systematic
Investment Plans                      $25              n/a           $25

Quarterly Systematic
Investment Plans                      $50              n/a           $50

* Qualified Retirement Plans are retirement plans qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans.

--------------------------------------------------------------------------------------------------------------------------
COMPARING THE FUND'S CLASSES
--------------------------------------------------------------------------------------------------------------------------

The following table compares key features of the fund's classes after taking into account fee waivers and reimbursements
(which may be terminated or reduced at any time). You should review the Fee Table and Example at the front of this
Prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. The Service Agent may receive different compensation depending upon which class you choose.


                          CLASS A                   CLASS B                     CLASS C                  CLASS Y
KEY FEATURES        [ ] Initial sales         [ ] No initial sales       [ ] No initial sales       [ ] No initial or
                        charge                    charge                     charge                     deferred sales
                    [ ] You may qualify       [ ] Deferred sales         [ ] Deferred sales             charge
                        for reduction or          charge declines over       charge for only 1      [ ] Must invest at
                        waiver of initial         time                       year                       least $15 million
                        sales charge          [ ] Converts to Class      [ ] Does not convert       [ ] Lower annual
                    [ ] Lower annual              A after 8 years            to Class A                 expenses than the
                        expenses than Class   [ ] Higher annual          [ ] Higher annual              other classes
                        B and Class C             expenses than              expenses than Class A
                                                  Class A
--------------------------------------------------------------------------------------------------------------------------
INITIAL SALES           Up to 5.00%; reduced      None                       None                       None
CHARGE                  for large purchases
                        and waived for
                        certain investors.
                        No charge for
                        purchases of
                        $1,000,000 or more
--------------------------------------------------------------------------------------------------------------------------
DEFERRED SALES          1.00% on purchases        Up to 5.00% charged        1.00% if you redeem        None
CHARGE                  of $1,000,000 or          when you redeem            within 1 year of
                        more if you redeem        shares. The charge         purchase
                        within 1 year of          is reduced over time
                        purchase                  and there is no
                                                  deferred sales
                                                  charge after 5 years
--------------------------------------------------------------------------------------------------------------------------
ANNUAL                  0.25% of average          1.00% of average           1.00% of average           None
DISTRIBUTION            daily net assets          daily net assets           daily net assets
AND SERVICE FEES
--------------------------------------------------------------------------------------------------------------------------

EXCHANGE                Class A shares of         Class B shares of          Class C shares of          Class Y shares of
PRIVILEGE               most Smith Barney         most Smith Barney          most Smith Barney          most Smith Barney
                        funds                     funds                      funds                      funds

--------------------------------------------------------------------------------------------------------------------------
* Ask your Service Agent for the Smith Barney funds available for exchange.

-------------------------------------------------------------------------------
SALES CHARGES
-------------------------------------------------------------------------------

CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge that you pay, depending on the amount that you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

-------------------------------------------------------------------------------
                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                    -------------------------    COMMISSION
                                     OFFERING    NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE
-------------------------------------------------------------------------------

Less than $25,000                      5.00         5.26            4.50

$25,000 but less than $50,000          4.25         4.44            3.83

$50,000 but less than $100,000         3.75         3.90            3.38

$100,000 but less than $250,000        3.25         3.36            2.93

$250,000 but less than $500,000        2.75         2.83            2.48

$500,000 but less than $1,000,000      2.00         2.04            1.80

$1,000,000 or more                     -0-           -0-         up to 1.00*


* A distributor may pay up to 1.00% to a Service Agent for purchase amounts of $1 million or more and for purchases by certain retirement plans with an omnibus relationship with the fund. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive the annual distribution and service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain the service fee. Where the Service Agent does not receive the payment of up to 1.00% from the distributor, the Service Agent will instead receive the annual service fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of up to 1.00% from the distributor as well as the annual distribution and service fee starting immediately after purchase. Please contact your Service Agent for more information.

INVESTMENTS OF $1,000,000 OR MORE You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%. If you did not pay an initial sales charge when buying Class A shares due to a waiver applicable to purchases by qualified and non-qualified retirement plans with an omnibus relationship with the fund, you will not be subject to a deferred sales charge.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the fund's sub-transfer agent if you have entered into a letter of intent or a right of accumulation and if there are other accounts in which there are holdings eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

ACCUMULATION PRIVILEGE -- Lets you combine the current total net asset value of all Class A shares of the fund and other Smith Barney funds that are owned

[ ] by you, or

[ ] by your spouse and children under the age of 21

and that are offered with a sales charge, with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include the dollar amount of purchases on which you paid a sales charge within 90 days before you sign the letter.


WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members

[ ] Investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and nonaffiliated broker-dealers and other financial institutions that have entered into agreements with CGM
[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Fund's website: http://smithbarneymutualfunds.com and click on the name of the fund.


CLASS B SHARES

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.


-------------------------------------------------------------------------------
YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------
Deferred sales charge        5%      4%     3%     2%    1%          0%


Service Agents selling Class B shares receive a commission of up to 4.00% of the purchase price of the Class B shares that they sell, except for sales exempt from the deferred sales charge. Service Agents also receive a service fee at an annual rate equal to 0.25% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After eight years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

-------------------------------------------------------------------------------
                     SHARES ISSUED:
SHARES ISSUED:       ON REINVESTMENT OF            SHARES ISSUED:
AT INITIAL           DIVIDENDS AND                 UPON EXCHANGE FROM ANOTHER
PURCHASE             DISTRIBUTIONS                 SMITH BARNEY FUND
-------------------------------------------------------------------------------

 Eight years          In same proportion as the    On the date the shares
 after the            number of Class B shares     originally acquired would
 date of              converting is to total       have converted into Class A
 purchase             Class B shares you own       shares
 payment              (excluding shares issued as
                      a dividend)


CLASS C SHARES

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your shares within one year of purchase, you will pay a deferred sales charge of 1.00%.

Service Agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares that they sell, and starting in the 13th month after purchase, Service Agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares serviced by them.

CLASS Y SHARES


You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

-------------------------------------------------------------------------------
MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less. Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, the amount of the deferred sales charge you paid will be deducted from the amount of sales charge due on any other purchase of Smith Barney fund shares, if you notify your Service Agent.


The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.


DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans
[ ] On certain distributions from a retirement plan
[ ] For involuntary redemptions of small account balances
[ ] For 12 months following the death or disability of a shareholder


In addition, the deferred sales charge on redemptions of Class A shares will be waived on redemptions of Class A shares will be waived on redemptions of shares by third party Section 529 college savings plans.

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent, consult the SAI or look at the Smith Barney Mutual Funds' website: http://www.smithbarnymutualfunds.com and click on the name of the fund.

-------------------------------------------------------------------------------
BUYING SHARES
-------------------------------------------------------------------------------

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         Your Service Agent may charge an annual account maintenance fee.
--------------------------------------------------------------------------------

Through the fund         Qualified retirement plans and certain other investors
                         who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write to the fund at the following address:

                               SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC INC.
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699

                         [ ] Enclose a check to pay for the shares.

                         [ ] For more information, please call Smith Barney
                             Mutual Funds Shareholder Services at
                             1-800-451-2010.

--------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the sub-
        investment plan  transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

                         [ ] Amounts transferred should be at least $25
                             monthly or $50 quarterly
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

-------------------------------------------------------------------------------
EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a You should contact your Service Agent to exchange distinctive family of into other Smith Barney funds. Be sure to read the funds tailored to help  prospectus of the Smith Barney fund into which you meet the varying needs are exchanging. An exchange is a taxable transaction. of both large and small investors  [ ] You may exchange Class A, Class B, Class C and
                             Class Y shares only for shares of the same class
                             of another Smith Barney fund. Not all Smith Barney funds offer all classes.
                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service
                             Agent or the transfer agent for further
                             information.
                         [ ] Exchanges of Class A, Class B and Class C shares
                             are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made.
                         [ ] If you hold share certificates, the transfer
                             agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.
                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.
--------------------------------------------------------------------------------

   Waiver of additional Your shares will not be subject to an initial sales sales charges charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase of shares subject to a deferred sales charge. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced.
--------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange ("NYSE") is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.


                         You can make telephone exchanges only between accounts that have identical registrations.
--------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined after receipt.

                         Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within seven days. However, if you recently purchased your shares by check, your redemption proceeds may be delayed up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
--------------------------------------------------------------------------------

                By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                             SMITH BARNEY INTERNATIONAL LARGE CAP FUND
                             (SPECIFY CLASS OF SHARES)
                             c/o PFPC INC.
                             P.O. BOX 9699
                             PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The fund name and your account number

                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed
                         [ ] Signatures of each owner exactly as the account
                             is registered
--------------------------------------------------------------------------------


           By telephone  If you do not have a brokerage account with a Service
                         Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Smith Barney Mutual Funds Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00
                         p.m. (Eastern time).

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).

--------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1.00% per month of the value of your shares subject to a deferred sales charge.

                         The following conditions apply:

                         [ ] Your shares must not be represented by
                             certificates
                         [ ] All dividends and distributions must be
                             reinvested




                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information without which your request will not be processed:

[ ] Name of the fund

[ ] Your account number

[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking a caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration [ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the Securities and Exchange Commission
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. If the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.


FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the fund's portfolio by its portfolio manager, increase portfolio transaction costs, and have a negative effect on the fund's long term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio manager may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund's investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund's performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund's share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund's portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the fund and its long-term shareholders, the Board of Trustees of the fund has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Board has not adopted specific restrictions on purchases and sales of fund shares, but the fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The fund's ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor's trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the fund's service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The fund's policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibits short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, the fund has adopted policies and procedures to prevent the selective release of information about the fund's portfolio holdings, as such information may be used for market timing and similar abusive practices.

The fund's policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the fund's Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the fund is unable to detect and deter trading abuses, the fund's performance, and its long-term shareholders, may be harmed. In addition, because the fund has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. The fund will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

SHARE CERTIFICATES Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored.


RECORD OWNERSHIP If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, the distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

The following discussion is very general. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

DIVIDENDS AND DISTRIBUTIONS The fund generally pays dividends and makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from capital gains. You do not pay a sales charge on reinvested distributions or dividends. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Service Agent, transfer agent or sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.

TAXES In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

-------------------------------------------------------------------------------
TRANSACTION                               FEDERAL TAX STATUS
-------------------------------------------------------------------------------

Redemption                                Usually capital gain or loss;
                                          long-term only if shares owned more
                                          than one year

Distributions of net capital gain         Long-term capital gain
(excess of net long-term capital gain
over net short-term capital loss)

Distributions of qualified dividend       Qualified dividend income
income

Ordinary dividends (including             Ordinary income
distributions of net short-term capital
gain)

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation. Dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.


-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order, plus any applicable sales charge. The fund's net asset value is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.


The fund invests in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of the fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


The Board of Trustees has approved procedures to be used to value the fund's securities for the purposes of determining the fund's net asset value. The valuation of the securities of the fund is determined in good faith by or under the direction of the Board of Trustees. The Board of Trustees has delegated certain valuation functions for the fund to the manager.

The fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. The fund's currency valuations, if any, are done as of when the London stock exchange closes, which is usually at 12 noon Eastern time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the fund's Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by the fund's board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment's fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board. The fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund's net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before the fund prices its shares. The fund uses a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its net asset value.


International markets may be open on days when U.S. markets are closed and the value of foreign securities owned by the fund and the value of your shares could change on days when you cannot buy or redeem shares.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the sub-transfer agent on a timely basis.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------


The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception of that class). Certain information reflects financial results for a single Class A, Class B, Class C and Class Y fund share. The total returns in each table represent the rate that an investor would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in these tables has been audited by[____________________] registered public accounting firm, whose report along with the fund's financial statements, is included in the annual report (available upon request).



------------------------------------------------------------------------------------------------------------------------------
                                    FOR A CLASS A SHARE OF BENEFICIAL INTEREST OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                           ----------------------------------------------------------------------------------
                                                2004               2003              2002              2001              2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR            $                  $ 7.39            $ 8.57            $10.91            $15.92
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income (loss)                                    0.047+            0.023+           (0.013)           (0.093)
  Net realized and unrealized gain
    (loss)                                                        2.059            (1.203)           (2.291)           (3.858)
------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                             2.106            (1.180)           (2.304)           (3.951)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                          (0.046)               --            (0.015)               --
  Net realized gain                                                  --                --            (0.021)           (1.059)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                              (0.046)               --            (0.036)           (1.059)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                  $                  $ 9.45            $ 7.39            $ 8.57            $10.91
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)                                 $                  $32,605           $16,469           $19,767           $27,365
  Ratio of expenses to average net
    assets(+)                                      %              1.75%             1.75%             1.75%             1.75%
  Ratio of net investment income
    (loss) to average net assets                   %              0.59%             0.31%           (0.13)%           (0.91)%
  Portfolio turnover                               %               120%               88%               96%                --
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       %             28.55%          (13.77)%          (21.13)%          (24.82)%
------------------------------------------------------------------------------------------------------------------------------
Note: If agents of the fund for the years indicated had not voluntarily waived a portion of their fees, the net investment income (loss) per share and the ratios would have been as follows:

Net investment income (loss) per
share                                         $                  $0.014+          $(0.066)+         $(0.113)          $(0.109)
RATIOS:
  Expenses to average net assets                   %              2.17%             2.95%             2.76%             1.91%
  Net investment income (loss) to
    average net assets                             %              0.17%           (0.89)%           (1.14)%           (1.07)%
------------------------------------------------------------------------------------------------------------------------------

  + The per share amounts were computed using a monthly average number of shares outstanding during the year.
(+) The ratio of expenses to average net assets will not exceed 1.75% as a result of a voluntary expense limitation, which may be discontinued at any time.


------------------------------------------------------------------------------------------------------------------------------
                                    FOR A CLASS B SHARE OF BENEFICIAL INTEREST OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,
                                       ---------------------------------------------------------------------------------------
                                            2004                2003                2002              2001               2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
 YEAR                                     $                   $ 7.16              $ 8.36            $10.73             $15.81
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment loss                                         (0.022)+            (0.035)+          (0.076)            (0.174)
  Net realized and unrealized gain
    (loss)                                                     1.992              (1.165)           (2.258)            (3.847)
------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                          1.970              (1.200)           (2.334)            (4.021)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                           --                  --            (0.015)                --
  Net realized gain                                               --                  --            (0.021)            (1.059)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                               --                  --            (0.036)            (1.059)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR              $                   $ 9.13              $ 7.16            $ 8.36             $10.73
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000's omitted)                       $                   $8,342                $836              $348               $434
  Ratio of expenses to average net
    assets(+)                                  %               2.50%               2.50%             2.50%              2.50%
  Ratio of net investment loss to
    average net assets                         %             (0.29)%             (0.50)%           (0.85)%            (1.60)%
  Portfolio turnover                           %                120%                 88%               96%                 --
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                   %              27.51%            (14.35)%          (21.76)%           (25.44)%
------------------------------------------------------------------------------------------------------------------------------

Note: If agents of the fund for the years indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share             $                  $(0.055)+           $(0.119)+         $(0.169)           $(0.192)
RATIOS:
 Expenses to average net assets                %               2.92%               3.70%             3.51%              2.66%
 Net investment loss to average
  net assets                                   %             (0.70)%             (1.70)%           (1.86)%            (1.76)%
------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the year.
(+) The ratio of expenses to average net assets will not exceed 2.50% as a result of a voluntary expense limitation, which may be discontinued at any time.


------------------------------------------------------------------------------------------------------------------------------
                                    FOR A CLASS C SHARE OF BENEFICIAL INTEREST OUTSTANDING
------------------------------------------------------------------------------------------------------------------------------
                                                                                                           SEPTEMBER 22, 2000
                                                     YEAR ENDED DECEMBER 31,                                    (COMMENCEMENT
                                  -----------------------------------------------------------------         OF OPERATIONS) TO
                                        2004               2003               2002             2001         DECEMBER 31, 2000
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
YEAR                                  $                  $ 7.47             $ 8.72           $11.17                    $13.20
------------------------------------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment loss                                    (0.022)+           (0.024)+         (0.333)                   (0.014)
  Net realized and unrealized
    gain (loss)                                           2.102             (1.226)          (2.080)                   (1.147)
------------------------------------------------------------------------------------------------------------------------------
Total From Operations                                     2.080             (1.250)          (2.413)                   (1.161)
------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                      --                 --           (0.016)                       --
  Net realized gain                                          --                 --           (0.021)                   (0.869)
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                          --                 --           (0.037)                   (0.869)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR          $                  $ 9.55             $ 7.47           $ 8.72                    $11.17
------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year
    (000's omitted)                   $                  $7,368             $1,147             $699                      $105
  Ratio of expenses to average
    net assets(+)                          %              2.44%              2.35%            2.35%                     2.35%*
  Ratio of net investment loss
    to average net assets                  %            (0.27)%            (0.32)%          (0.77)%                   (1.84)%*
  Portfolio turnover                       %               120%                88%              96%                        --
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                               %             27.84%           (14.33)%         (21.61)%                   (8.50)%*
------------------------------------------------------------------------------------------------------------------------------

Note: If agents of the fund for the years indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share        $                  $(0.056)+          $(0.113)+        $(0.380)                  $(0.019)
RATIOS:
  Expenses to average net
    assets                                 %              2.86%              3.55%            3.35%                     3.00%*
  Net investment loss to
    average net assets                     %            (0.69)%            (1.52)%          (1.77)%                   (2.49)%
------------------------------------------------------------------------------------------------------------------------------

  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the year.
(+) The ratio of expenses to average net assets will not exceed 2.50% as a result of a voluntary expense limitation, which may be discontinued at any time.


-----------------------------------------------------------------------------------------------------
                       FOR A CLASS Y SHARE OF BENEFICIAL INTEREST OUTSTANDING
-----------------------------------------------------------------------------------------------------
                                                                                        MAY 20, 2003
                                                                                       (COMMENCEMENT
                                                            YEAR ENDED             OF OPERATIONS) TO
                                                     DECEMBER 31, 2004             DECEMBER 31, 2003
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $                             $7.46
-----------------------------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment loss                                                                         (0.009)+
  Net realized and unrealized gain                                                             2.066
-----------------------------------------------------------------------------------------------------
Total From Operations                                                                          2.057
-----------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income                                                                       (0.057)
-----------------------------------------------------------------------------------------------------
Total Distributions                                                                           (0.057)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                   $                             $9.46
-----------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000's omitted)                     $                               $984
  Ratio of expenses to average net assets                            %                         1.48%*
  Ratio of net investment loss to average net assets(+)              %                       (0.18)%*
  Portfolio turnover                                                 %                          120%
-----------------------------------------------------------------------------------------------------
TOTAL RETURN                                                         %                        27.58%*
-----------------------------------------------------------------------------------------------------

Note: If agents of the fund for the period indicated had not voluntarily waived a portion of their fees, the net investment loss per share and the ratios would have been as follows:

Net investment loss per share                                   $                            $(0.028)+
RATIOS:
  Expenses to average net assets                                     %                         1.90%*
  Net investment loss to average net assets                          %                       (0.60)%*
-----------------------------------------------------------------------------------------------------

  * Annualized.
 ** Not annualized.
  + The per share amounts were computed using a monthly average number of shares outstanding during the year.
(+) The ratio of expenses to average net assets will not exceed 1.50% as a result of a voluntary expense limitation, which may be discontinued at any time.

[logo] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(R)

SMITH BARNEY
INTERNATIONAL
LARGE CAP FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The Statement of Additional Information provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, by visiting the fund's website at https://www.smithbarneymutualfunds.com, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address:
PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Profesionally
Managed.(R) is a registered service mark of Citigroup Global Markets Inc.

(Investment Company Act file no. 811-4007)

FD02534   4/05

                                                                   Statement of
                                                         Additional Information
                                                                 April 29, 2005


SMITH BARNEY(SM) INTERNATIONAL LARGE CAP FUND

    Smith Barney(SM) International Large Cap Fund (the "Fund") is a series of Smith Barney Trust II (the "Trust"). The Trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the Trust are 125 Broad Street, New York, New York 10004, (800) 451-2010.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTSPAGE

 1. The Trust ...........................................................    2
 2. Investment Objective and Policies ...................................    2
 3. Description of Permitted Investments and Investment Practices and
    Associated Risks ....................................................    2
 4. Investment Restrictions .............................................   10
 5. Determination of Net Asset Value; Valuation of Securities ...........   10
 6. Additional Information on the Purchase and Sale of Fund Shares and
    Shareholder Programs ................................................   11
 7. Management ..........................................................   21

 8. Portfolio Transactions ..............................................   37
 9. Disclosure of Portfolio Holdings ....................................   38
10. Portfolio Manager ...................................................   40
11. Description of Shares, Voting Rights and Liabilities ................   42
12. Tax Matters .........................................................   43
13. Financial Statements ................................................   45

Appendix A -- Proxy Voting Policies and Procedures .....................   A-1


    This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated April 29, 2005, by which shares of the Fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. This Statement of Additional Information incorporates by reference the financial statements described on page 43 hereof. These financial statements can be found in the Fund's Annual Report to Shareholders. An investor may obtain copies of the Fund's Prospectus and Annual Report without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the Fund, contacting the transfer agent at 1-800-451-2010, or writing to the Fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                1.  THE TRUST


    Smith Barney Trust II is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The Trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes Smith Barney International Large Cap Fund (the "Fund"), which is a series of the Trust. Prior to September 11, 2000 the Fund was called CitiFunds International Growth Portfolio; prior to October 5, 1998, the Fund was called CitiFunds International Equity Portfolio; and prior to March 2, 1998 the Fund was called Landmark International Equity Fund. Prior to April 30, 2002, the Fund was organized as a series of CitiFunds International Trust. CitiFunds International Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on August 7, 1990. References in this Statement of Additional Information to the "Prospectus" of the Fund are to the Prospectus, dated April 29, 2005.


    The Fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The Fund is permitted to seek its investment objectives by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    Smith Barney Fund Management LLC ("SBFM" or the "manager") is the investment manager to the Fund. The manager oversees the investments of the Fund from day to day in accordance with the Fund's investment objectives and policies. The manager delegates the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd., as subadviser. The selection of investments for the Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. SBFM also provides certain administrative services to the Fund.

    Shares of the Fund are continuously sold by Citigroup Global Markets Inc., the Fund's distributor ("CGM" or the "distributor"). Shares may be purchased from the Fund's distributor, or from certain broker-dealers, financial intermediaries or financial institutions that have entered into an agreement with the Fund's distributor or the distributor's financial consultants (called "service agents"). The distributor and service agents may receive fees from the Fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                    2.  INVESTMENT OBJECTIVE AND POLICIES

    The investment objective of the Fund is to promote long-term capital growth. Dividend income, if any, is incidental to this investment objective. Of course, there can be no assurance that the Fund will achieve its objective.

    The Fund's Prospectus contains a discussion of the principal investment strategies of the Fund and the principal risks of investing in the Fund. The following supplements the information contained in the Fund's Prospectus concerning the Fund's investment policies and techniques.

    The policies described herein and those described below under "Description of Permitted Investments and Investment Practices and Associated Risks" are not fundamental and may be changed without shareholder approval.

    Under normal circumstances, the Fund invests at least 80% of its net assets in large cap securities (securities of issuers typically with market capitalizations of at least $750 million or more). Although this specific investment policy may be changed without shareholder approval, the Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in this policy.

    Certain of the Fund's investment restrictions described below under "Investment Restrictions" are fundamental and cannot be changed without shareholder approval.

                   3.  DESCRIPTION OF PERMITTED INVESTMENTS
                AND INVESTMENT PRACTICES AND ASSOCIATED RISKS

    This section contains a discussion of certain investment practices and certain of the risks associated with these practices and supplements the description of the Fund's investments and risks contained in the Prospectus. The Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser's investment strategies for the Fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser's opinion, make economic sense.

    Generally, the Fund invests in a number of different countries and, under normal circumstances, the Fund invests in at least three foreign markets. While the Fund's policy is to invest primarily in common stocks of companies organized outside the United States ("non-U.S. issuers") believed to possess better than average prospects for growth, appreciation may be sought in other types of securities, principally of non-U.S. issuers, such as fixed income securities, convertible and non-convertible bonds, preferred stocks and warrants, when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments. There is no formula as to the percentage of assets that may be invested in any one type of security.

REPURCHASE AGREEMENTS

    The Fund may invest in repurchase agreements collateralized by securities in which the Fund may otherwise invest. Repurchase agreements are agreements by which the Fund purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof) (the "NYSE")) at an agreed-upon date within a number of days (frequently overnight and usually not more than seven days) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security, usually U.S. Government or Government agency issues. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. The Fund's risk is limited to the ability of the seller to pay the agreed-upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although the Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by the Fund must be fully collateralized at all times during the period of the agreement in that the value of the underlying security must be at least equal to the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub- custodian must have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. In the event of the bankruptcy of the other pary to a repurchase agreement, the Fund could experience delays in recovering the resale price. To the extent that, in the meantime, the value of the securities purchased has decreased, the Fund could experience a loss.

REVERSE REPURCHASE AGREEMENTS

    The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund and the agreement by the Fund to repurchase the securities at an agreed-upon price, date and interest payment. When the Fund enters into reverse repurchase transactions, securities of a dollar amount equal in value to the securities subject to the agreement will be segregated. The segregation of assets could impair the Fund's ability to meet its current obligations or impede investment management if a large portion of the Fund's assets are involved. Reverse repurchase agreements are considered to be a form of borrowing by the Fund. In the event of the bankruptcy of the other party to a reverse repurchase agreement, the Fund could experience delays in recovering the securities sold. To the extent that, in the meantime, the value of the securities sold has increased, the Fund could experience a loss.

ETFS OR EXCHANGE TRADED FUNDS

    The Fund may invest in shares of open-end mutual funds or unit investment trusts that are traded on a stock exchange, called exchange-traded funds or ETFs. Typically, an ETF seeks to track the performance of an index, such as the S&P 500 or the NASDAQ 100, by holding in its portfolio either the same securities that comprise the index, or a representative sample of the index. Investing in an ETF will give the Fund exposure to the securities comprising the index on which the ETF is based, and the Fund will gain or lose value depending on the performance of the index.


    Unlike shares of typical mutual funds or unit investment trusts, shares of ETFs are designed to be traded throughout a trading day bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. Currently, the Fund intends to invest only in ETFs that track equity market indices. The portfolios held by these ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day. Because of this transparency, the trading prices of these index based ETFs tend to closely track the actual net asset value of the underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the Fund may invest in ETFs that are based on fixed income indices, or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on the Fund's investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.


RULE 144A SECURITIES

    Consistent with applicable investment restrictions, the Fund may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). However, the Fund will not invest more than 15% of its net assets (taken at market value) in illiquid investments, which include securities for which there is no readily available market, securities subject to contractual restrictions on resale and Rule 144A securities, unless, in the case of Rule 144A securities, the Board of Trustees determines, based on the trading markets for the specific Rule 144A security, that it is liquid. The Trustees have adopted guidelines and, subject to oversight by the Trustees, have delegated to the manager the daily function of determining and monitoring liquidity of Rule 144A securities.

PRIVATE PLACEMENTS AND ILLIQUID INVESTMENTS

    The Fund may invest up to 15% of its net assets in securities for which there is no readily available market. These illiquid securities may include privately placed restricted securities for which no institutional market exists. The absence of a trading market can make it difficult to ascertain a market value for illiquid investments. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price.

CONVERTIBLE SECURITIES

    The Fund may invest in convertible securities. A convertible security is a fixed-income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock or other equity securities of the same or a different issuer. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

    In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the security's underlying common stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SECURITIES OF NON-U.S. ISSUERS

    The Fund invests in securities of non-U.S. issuers. Investing in securities issued by foreign governments or by companies whose principal business activities are outside the United States may involve significant risks not present in U.S. investments. For example, the value of such securities fluctuates based on the relative strength of the U.S. dollar. In addition, there is generally less publicly available information about non- U.S. issuers, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Non-U.S. issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to U.S. issuers. Investments in securities of non-U.S. issuers also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of other countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

    It is anticipated that in most cases the best available market for securities of non-U.S. issuers would be on exchanges or in over-the-counter markets located outside the U.S. Non-U.S. securities markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some non-U.S. issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Non-U.S. security trading practices, including those involving securities settlement where the Fund's assets may be released prior to receipt of payments, may expose the Fund to increased risk in the event of a failed trade or the insolvency of a non-U.S. broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of non-U.S. securities exchanges, brokers and listed companies than in the U.S.

    The Fund may invest in issuers located in developing countries, which are generally defined as countries in the initial stages of their industrialization cycles with lower per capita income. All of the risks of investing in non-U.S. securities are heightened by investing in issuers in developing countries. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries with more mature economies; such markets often have provided higher rates of return, and greater risks, to investors. These heightened risks include (i) greater risks of expropriation, confiscatory taxation and nationalization, and less social, political and economic stability; (ii) the small current size of markets for securities of issuers based in developing countries and the currently low or non-existent volume of trading, resulting in a lack of liquidity and in price volatility;
(iii) certain national policies which may restrict the Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures. Such characteristics can be expected to continue in the future.

    The costs attributable to non-U.S. investing, such as the costs of maintaining custody of securities in non-U.S. countries, frequently are higher than those involved in U.S. investing. As a result, the operating expense ratio of the Fund may be higher than that of investment companies investing exclusively in U.S. securities.

    Subject to applicable statutory and regulatory limitations, assets of the Fund may be invested in shares of other investment companies. The Fund may invest in closed-end investment companies which primarily hold securities of non-U.S. issuers. Investments in closed-end investment companies may entail the risk that the market value of such investments may be substantially less than their net asset value. Investments in other investment companies are subject to the risk that there is duplication of investment management and other fees and expenses.

    American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other forms of depositary receipts for securities of non-U.S. issuers provide an alternative method for the Fund to make non-U.S. investments. These securities are not usually denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement. ADRs, EDRs and GDRs are subject to many of the same risks that apply to other investments in non-U.S. securities.

    ADRs, EDRs, and GDRs may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the depository receipts.

    The Fund may invest in securities of non-U.S. issuers that impose restrictions on transfer within the U.S. or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than securities of non-U.S. issuers of the same class that are not subject to such restrictions.

EURO CONVERSION

    The Fund may invest in securities of issuers in European countries. Fifteen European countries participate in the European Economic and Monetary Union ("EMU") and twelve of those countries have adopted the Euro as its sole currency. EMU may create new economic opportunities for investors, such as lower interest rates, easier cross-border mergers, acquisitions and similar restructurings, more efficient distribution and product packaging and greater competition. Budgetary decisions remain in the hands of each participating country, but are subject to each country's commitment to avoid "excessive deficits" and other more specific budgetary criteria. A European Central Bank is responsible for setting the official interest rate within the Euro zone. EMU and the introduction of the Euro, however, present unique risks and uncertainties for investors in EMU-participating countries, including: (i) monetary and economic union on this scale has never before been attempted;
(ii) there is uncertainty whether participating countries will remain committed to EMU in the face of changing economic conditions; (iii) instability within EMU may increase the volatility of European markets and may adversely affect the prices of securities of European issuers in the Fund's portfolio; (iv) there is uncertainty concerning the fluctuation of the Euro relative to non-Euro currencies; and (v) there is no assurance that interest rate, tax and labor regimes of EMU-participating countries will converge over time. These and other factors may cause market disruption and could adversely affect European securities and currencies held by the Fund.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

    Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may, but is not obligated to, enter into currency exchange transactions to convert U.S. currency to foreign currency and foreign currency to U.S. currency, as well as convert foreign currency to other foreign currencies. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward contracts to purchase or sell foreign currencies. The Fund also may, but is not obligated to, enter into foreign currency hedging transactions in an attempt to protect the value of the assets of the Fund as measured in U.S. dollars from unfavorable changes in currency exchange rates and control regulations. (Although the Fund's assets are valued daily in terms of U.S. dollars, the Trust does not intend to convert the Fund's holdings of other currencies into U.S. dollars on a daily basis.) The Fund does not currently intend to speculate in currency exchange rates or forward contracts.

    The Fund may convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion. Although currency exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a currency at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

    A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because these contracts are traded in the interbank market and not on organized commodities or securities exchanges, these contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks. A forward contract generally has no deposit requirement, and no fees or commissions are charged at any stage for trades.

    When the Fund enters into a contract for the purchase or sale of a security denominated in a non-U.S. currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of non- U.S. currency involved in the underlying security transaction, the Fund may be able to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the non-U.S. currency during the period between the date the security is purchased or sold and the date on which payment is made or received.

    When the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of non-U.S. currency approximating the value of some or all of the Fund's securities denominated in such non-U.S. currency. The projection of a short-term hedging strategy is highly uncertain. Under normal circumstances, consideration of the prospect for currency parities will be incorporated in the investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that its best interests will be served.

    The Fund generally would not enter into a forward contract with a term greater than one year. At the maturity of a forward contract, the Fund will either sell the security and make delivery of the non-U.S. currency, or retain the security and terminate its contractual obligation to deliver the non-U.S. currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the non-U.S. currency. If the Fund retains the security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the non-U.S. currency. Should forward prices decline during the period between the date the Fund enters into a forward contract for the sale of the non-U.S. currency and the date it enters into an offsetting contract for the purchase of such currency, the Fund will realize a gain to the extent the selling price of the currency exceeds the purchase price of the currency. Should forward prices increase, the Fund will suffer a loss to the extent that the purchase price of the currency exceeds the selling price of the currency.

    It is impossible to forecast with precision the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional non-U.S. currency on the spot market if the market value of the security is less than the amount of non-U.S. currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of such currency. Conversely, it may be necessary to sell on the spot market some of the non-U.S. currency received upon the sale of the security if its market value exceeds the amount of such currency the Fund is obligated to deliver.

    When entering into forward contracts, the Fund intends to comply with policies of the Securities and Exchange Commission (the "SEC") concerning forward contracts. Those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment or that the Fund otherwise covers its position in accordance with applicable regulations and policies.

    The Fund may also purchase put options on a non-U.S. currency in order to protect against currency rate fluctuations. If the Fund purchases a put option on a non-U.S. currency and the value of the non-U.S. currency declines, the Fund will have the right to sell the non-U.S. currency for a fixed amount in U.S. dollars and will thereby offset, in whole or in part, the adverse effect on the Fund which otherwise would have resulted. Conversely, where a rise in the U.S. dollar value of another currency is projected, and where the Fund anticipates investing in securities traded in such currency, the Fund may purchase call options on the non-U.S. currency.

    The purchase of such options could offset, at least partially, the effects of adverse movements in exchange rates. However, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

    The Fund may write options on non-U.S. currencies for hedging purposes or otherwise to achieve its investment objective. For example, where the Fund anticipates a decline in the value of the U.S. dollar value of a foreign security due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of the security held by the Fund may be offset by the amount of the premium received.

    Similarly, instead of purchasing a call option to hedge against an anticipated increase in the cost of a foreign security to be acquired because of an increase in the U.S. dollar value of the currency in which the underlying security is primarily traded, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.

    The writing of put or call options on non-U.S. currencies by the Fund will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

    Put and call options on non-U.S. currencies written by the Fund will be covered by segregation of cash and liquid securities in an amount sufficient to discharge the Fund's obligations with respect to the option, by acquisition of the non-U.S. currency or of a right to acquire such currency (in the case of a call option) or the acquisition of a right to dispose of the currency (in the case of a put option), or in such other manner as may be in accordance with the requirements of any exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

    Investing in ADRs and other depository receipts presents many of the same risks regarding currency exchange rates as investing directly in securities denominated in currencies other than the U.S. dollar. Because the securities underlying these receipts are traded primarily in non-U.S. currencies, changes in currency exchange rates will affect the value of these receipts. For example, a decline in the U.S. dollar value of another currency in which securities are primarily traded will reduce the U.S. dollar value of such securities, even if their value in the other non-U.S. currency remains constant, and thus will reduce the value of the receipts covering such securities. The Fund may employ any of the above described foreign currency hedging techniques to protect the value of its assets invested in depository receipts.

    Of course, the Fund is not required to enter into the transactions described above and does not do so unless deemed appropriate by the subadviser. It should be realized that under certain circumstances, hedging arrangements to protect the value of the Fund's securities against a decline in currency values may not be available to the Fund on terms that make economic sense (they may be too costly). It should also be realized that these methods of protecting the value of the Fund's securities against a decline in the value of a currency do not eliminate fluctuations in the underlying prices of the securities. Additionally, although such contracts, if correctly used, may minimize the risk of loss due to a decline in the value of the hedged currency, they do not eliminate the risk of loss and also tend to limit any potential gain which might result should the value of such currency increase.

SHORT SALES "AGAINST THE BOX"

    In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund, in accordance with applicable investment restrictions, may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

    In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If the Fund engages in a short sale, the collateral for the short position is maintained for the Fund by the custodian or qualified sub-custodian. While the short sale is open, an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities is maintained in a segregated account for the Fund. These securities constitute the Fund's long position.

    The Fund does not engage in short sales against the box for investment purposes. The Fund may, however, make a short sale against the box as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount the Fund owns. There are certain additional transaction costs associated with short sales against the box, but the Fund endeavors to offset these costs with the income from the investment of the cash proceeds of short sales.

    The manager does not expect that more than 40% of the Fund's total assets would be involved in short sales against the box. The subadviser does not currently intend to engage in such sales.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements and in order to generate income, the Fund may lend its securities to broker-dealers and other institutional borrowers. Such loans will usually be made only to member banks of the U.S. Federal Reserve System and to member firms of the NYSE. Loans of securities would be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury obligations maintained on a current basis at an amount at least equal to the market value of the securities loaned. The cash collateral would be invested in high quality short-term instruments. Either party has the right to terminate a loan at any time on customary industry settlement notice (which will not usually exceed three business days). During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and with respect to cash collateral would also receive compensation based on investment of cash collateral (subject to a rebate payable to the borrower). Where the borrower provides the Fund with collateral consisting of U.S. Treasury obligations, the borrower is also obligated to pay the Fund a fee for use of the borrowed securities. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially. However, the loans would be made only to entities deemed by the portfolio manager to be of good standing, and when, in the judgment of the portfolio manager, the consideration which can be earned currently from loans of this type justifies the attendant risk. In addition, the Fund could suffer loss if the borrower terminates the loan and the Fund is forced to liquidate investments in order to return the cash collateral to the buyer. If the portfolio manager determines to make loans, it is not intended that the value of the securities loaned by the Fund would exceed 30% of the market value of the Fund's total assets.

WHEN-ISSUED SECURITIES

    The Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, meaning that delivery of the securities occurs beyond customary settlement times. In general, the Fund does not pay for the securities until received and does not start earning interest until the contractual settlement date. It is expected that, under normal circumstances, the Fund would take delivery of such securities, but the Fund may sell them before the settlement date. When the Fund commits to purchase a security on a "when-issued" or on a "forward delivery" basis, it sets up procedures consistent with SEC policies. Since those policies currently require that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund expects always to have cash or liquid securities sufficient to cover any commitments or to limit any potential risk. However, even though the Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transactions itself. In that case, there could be an unrealized loss at the time of delivery. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when-issued basis" may increase the volatility of its net asset value.

DEFENSIVE STRATEGIES

    During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in U.S. dollar-denominated high quality money market and short-term instruments. These investments may result in a lower yield than would be available from investments in a lower quality or longer term.

                         4.  INVESTMENT RESTRICTIONS

    The Fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, which, as used in this Statement of Additional Information, means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The Fund may not:

        (1) Borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (2) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

        (3) Purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

        (4) Issue any senior except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

        (5) Make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

        (6) Purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    If a percentage or rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Fund's Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage is not considered a violation of policy.

                    5.   DETERMINATION OF NET ASSET VALUE;
                           VALUATION OF SECURITIES

    The net asset value per share of the Fund is determined for each class on each day during which the NYSE is open for trading (a "business day"). As of the date of this Statement of Additional Information, the NYSE is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas and during emergencies. This determination of net asset value is made once each day as of the close of regular trading on such NYSE (normally 4:00 p.m. Eastern time) by adding the market value of all securities and other assets attributable to the class, then subtracting the liabilities attributable to that class, and then dividing the result by the number of outstanding shares of the class. The net asset value per share is effective for orders received and accepted by the service agent prior to its calculation.


    For purposes of calculating net asset value per share, all assets and liabilities initially expressed in non-U.S. currencies will be converted into U.S. dollars at the prevailing market rates or, if there are no market rates, at fair value at the time of valuation. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or at the last quoted bid price for securities in which there were no sales during the day or for unlisted securities. Portfolio securities listed on the NASDAQ National Market and NASDAQ Small Cap Market for which reliable market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities listed on a non-U.S. exchange are normally valued at the last quoted sale price available before the time when net assets are valued. Bonds and other fixed income securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. If the pricing service is unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined by the manager, using quotations received from one or more brokers/dealers that make a market in the security. When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager may price securities using fair value procedures approved by the Board of Trustees of the Trust. Short-term obligations (maturing in 60 days or less) are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Trust. Securities for which there are no such valuations are valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.


    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of regular trading on the NYSE. Trading may also take place on days on which the NYSE is closed and on which it is not possible to purchase or redeem shares of the Fund. If events materially affecting the value of foreign securities occur between the time at which the market price is determined and the time when the Fund's net asset value is calculated, such securities may be valued using fair value procedures established by and under the general supervision of the Board of Trustees of the Trust.

    Interest income on long-term obligations held for the Fund is determined on the basis of interest accrued plus amortization of "original issue discount" (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of any premiums.


    The Prospectus for the Fund contains further information on the procedures, including the fair value procedures approved by the Board of Trustees, to be used to value the Fund's securities.


             6.  ADDITIONAL INFORMATION ON THE PURCHASE AND SALE
                   OF FUND SHARES AND SHAREHOLDER PROGRAMS

    As described in the Prospectus, the Fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class is identical in all respects, except that each class bears its own class expenses, including distribution and service fees. Each class has exclusive voting rights with respect to any distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years and Class Y shares bought under a letter of intent may convert into Class A shares in certain circumstances, each as more fully described below. In addition, shares held in a Smith Barney Retirement Program may have special exchange rights.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares,
(ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.


    Share certificates will not be issued. If you currently hold share certificates of the Fund, such certificates will continue to be honored.


DETERMINATION OF PUBLIC OFFERING PRICE

    The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares.


    Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on December 31, 2004 of Class A shares of the Fund aggregating less than $25,000 subject to the schedule of sales charges set forth below.

  Net asset value per share of the Fund ................................ $
  Per share sales charge - 5.00% of public offering price (5.26% of net asset value per share) ........................................... $
  Per share offering price to the public ............................... $


    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase and for applicable service/distribution fees.

CLASS A SHARES

    Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows.

    The Fund receives the entire net asset value of all Class A shares that are sold. The distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the table below.

                                                                   BROKER/DEALER
                                 SALES CHARGE     SALES CHARGE      COMMISSION
AMOUNT OF YOUR                     AS A % OF     AS A % OF YOUR      AS A % OF
INVESTMENT                      OFFERING PRICE     INVESTMENT     OFFERING PRICE
--------------                  --------------   --------------   --------------

Less than $25,000 ..............     5.00%            5.26%            4.50%
$25,000 to less than $50,000 ...     4.25%            4.44%            3.83%
$50,000 to less than $100,000 ..     3.75%            3.90%            3.38%
$100,000 to less than $250,000 .     3.25%            3.36%            2.93%
$250,000 to less than $500,000 .     2.75%            2.83%            2.48%
$500,000 to less than $1,000,000     2.00%            2.04%            1.80%
$1,000,000 or more .............     -0-*             -0-*          up to 1.00%

------------
* Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a Deferred Sales Charge of 1.00% on redemptions made within 12 months of purchase. The Deferred Sales Charge on Class A shares is payable to the service agent whose clients make purchases of $1,000,000 or more. The Deferred Sales Charge is waived in the same circumstances in which the Deferred Sales Charge applicable to Class B and Class C shares is waived. See "Deferred Sales Charge Provisions" and "Waivers of Deferred Sales Charge" below.

    Service agents may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    The initial sales charge on Class A shares may be waived in certain circumstances. See "Sales Charge Waivers and Reductions" below for more information about waivers of initial sales charges on Class A shares.


    The Fund has imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund's Class A shares. Each share class has varying service service and distribution related fees as described elsewhere in this Statement of Additional Information.

    Plan sponsors, plan fiduciaries and other financial intermediaries may, however, choose to impose qualification requirements for Plans that differ from the Fund's share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.


CLASS B SHARES

    Class B shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Commissions will be paid to service agents that sell Class B shares in the amount of 4.00% of the purchase price of Class B shares sold by these entities. These commissions are not paid on exchanges from other Smith Barney mutual funds or on sales of Class B shares to investors exempt from the Deferred Sales Charge. Service agents that sell Class B shares will also receive a portion of the service fee payable under the Class B Service Plan at an annual rate of up to 0.25% of the average daily net assets represented by Class B shares sold by them.

CLASS C SHARES

    Class C shares are sold without an initial sales charge but are subject to a Deferred Sales Charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below. Service agents selling Class C shares receive a commission of up to 1.00% of the purchase price of the Class C shares they sell. Starting in the 13\t/\h/ month after purchase, service agents also receive an annual fee of up to 1.00% of the average daily net assets represented by the Class C shares that they have sold. See "Deferred Sales Charge Provisions" below.

CLASS Y SHARES

    Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases by Smith Barney Allocation Series Inc.; qualified and non-qualified retirement plans with $75,000,000 in plan assets for which CitiStreet LLC acts as the plan's recordkeeper; or 401(k) plans of Citigroup and its affiliates).

GENERAL

    Investors may purchase shares from a service agent that has entered into a sales or service agreement with the distributor concerning the Fund. In addition, certain investors, including qualified retirement plans that are customers of certain service agents, may be eligible to purchase shares directly from the Fund. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class Y shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the sub- transfer agent are not subject to a maintenance fee.

    Investors in Class A, Class B and Class C shares may open an account in the Fund by making an initial investment of at least (i) $1,000 for each account,
(ii) $250 for an IRA, a Self-Employed Retirement Plan, or a Uniform Gifts or Transfers to Minor account, (iii) $25 for a Qualified Retirement Plan (a plan qualified under Section 403(b)(7) or Section 401(a) of the Internal Revenue Code, including 401(k) plans) and (iv) $1 for Simple IRAs in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least (i) $50 may be made for all classes for each account, IRA, Self-Employed Retirement Plan, or Uniform Gifts or Transfers to Minor account, (ii) $25 for a Qualified Retirement Plan and
(iii) $1 for a Simple IRA. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class C shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class C shares and the subsequent investment requirement for all Classes is $50. The minimum subsequent investments required for Systematic Investment Plans are discussed below under "Systematic Investment Plans." There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including CGM unitholders who invest distributions from a unit investment trust ("UIT") sponsored by CGM and Directors/Trustees of any Citigroup affiliated funds, including the Smith Barney mutual funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

    Shares purchased will be held in the shareholder's account by the service agent. The Fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates, it will take longer to exchange or redeem shares.

    Purchase orders received by the Fund or its agent prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a service agent prior to the close of regular trading on the NYSE, on any day the Fund calculates is net asset value, are priced according to the net asset value determined on the trade date provided the order is received by the Fund or the Fund's agent prior to its close of business. For shares purchased through a service agent, payment for shares of the Fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the Fund. Such concessions provided by the distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Fund, and/or other dealer-sponsored events. From time to time, the distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD.

SYSTEMATIC INVESTMENT PLAN

    Class A, Class B and Class C shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's brokerage account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the Fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS
  INITIAL SALES CHARGE WAIVERS


    Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer that has a sales agreement with the distributor concerning the Fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption;
(e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by CGM; (i) purchases by investors participating in "wrap fee" or asset allocation programs or other fee-based arrangements sponsored by affiliated and non-affiliated broker-dealers and other financial institutions that have entered into agreements with Citigroup Global Markets Inc.; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs;
(k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of Smith Barney Appreciation Fund; (m) purchases by executive deferred compensation plans participating in the Citigroup Global Markets Inc. ExecChoice program; and (n) purchases by retirement plans where such plan's recordkeeper offers only load-waived shares and where the shares are held on the books of a fund through an omnibus account. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the waiver of the sales charge.


RIGHT OF ACCUMULATION

    Class A shares of the Fund may be purchased by any person, as defined above, at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of most other Smith Barney mutual funds that are offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the Fund or the investor's service agent.

LETTER OF INTENT - CLASS A SHARES

    A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact your service agent or the transfer agent to obtain a Letter of Intent application.

LETTER OF INTENT - CLASS Y SHARES

    A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares (except purchases of Class Y shares of Smith Barney Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be converted to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the Fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact your service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    Deferred Sales Charges are applicable to: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales Charge may be imposed on certain redemptions of these shares.

    Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed six years or later since their purchase; or (d) with respect to Class C shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

    Class C shares and Class A shares that are Deferred Sales Charge Shares are subject to a 1.00% Deferred Sales Charge if redeemed within 12 months of purchase. In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding account statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

    YEAR SINCE PURCHASE PAYMENT WAS MADE           CDSC ON SHARES BEING SOLD
    ------------------------------------           -------------------------

    1st                                                        5%
    2nd                                                        4%
    3rd                                                        3%
    4th                                                        2%
    5th                                                        1%
    6th and thereafter                                        None

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to the higher Class B share distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney or CitiFunds mutual funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to the Fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the Fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares of the Fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Redemption of Shares -- Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; and (g) involuntary redemptions of small account balances. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SMITH BARNEY RETIREMENT PROGRAM

    The Fund offers Class A and Class C shares, at net asset value, to participating plans for which Paychex, Inc. acts as the plan's recordkeeper. Participating plans can meet minimum investment and exchange amounts, if any, by combining the plan's investments in any of the Smith Barney mutual funds.

    There are no sales charges when you buy or sell shares through a participating plan and the class of shares a participating plan may purchase depends on the amount of its initial investment and/or the date its account is opened. Once a class of shares is chosen, all additional purchases must be of the same class.

    Class A Shares. Class A shares may be purchased by plans initially investing at least $3 million.

    Class C Shares. Class C shares may be purchased by plans initially investing less than $3 million. Class C shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program, a participating plan's total Class C holdings in all non-money market Smith Barney Mutual Funds equal at least $3,000,000, the participating plan will be offered the opportunity to exchange all of its Class C shares for Class A shares of the Fund. Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Any participating plan that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class C shares for Class A shares of the same Fund regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney Funds Retirement Program. Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class C shares, but instead may acquire Class A shares of the same Fund. Any Class C shares not converted will continue to be subject to the distribution fee.

    For further information regarding this Program, contact your service agent or the transfer agent. Participating plans that enrolled in the Smith Barney Funds Retirement Program prior to June 2, 2003 should contact the transfer agent for information regarding the Class B or Class C exchange privileges applicable to their plan.

REDEMPTION OF SHARES

    General. The Fund is required to redeem the shares tendered to it, as described below, at a redemption price equal to its net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable Deferred Sales Charge. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

    The service agent may charge you a fee for executing your order. The amount and applicability of such fee is determined and disclosed to its customers by each service agent.

    If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions from the shareholder's service agent, or if the shareholder's account is not with a service agent, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days.


    Shares held by CGM as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by CGM as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:


      Smith Barney International Large Cap Fund
        Class A, B, C or Y (please specify)
      c/o PFPC Inc.
      P.O. Box 9699
      Providence Rhode Island 02940-9699

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the transfer agent together with the redemption request. Any signature appearing on a shares certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

    Automatic Cash Withdrawal Plan. An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 ($5,000 for retirement plan accounts) and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares subject to a Deferred Sales Charge at the time the Withdrawal Plan commences. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the Fund.

    Shareholders who wish to participate in the Withdrawal Plan and who hold their shares of the Fund in certificate form must first deposit their share certificates with the sub-transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund involved. A shareholder who purchases shares directly from the Fund may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact their service agent or the Fund's sub-transfer agent.

    Telephone Redemption and Exchange Program. Shareholders who do not have a brokerage account with a service agent may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligiblity is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by the transfer agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Fund.)

    Redemptions. Redemptions requests of up to $50,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the transfer agent at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued, are not permitted under this program.

    A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The transfer agent reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which such shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

    Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

    Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in markets the Fund normally utilizes is restricted, or an emergency as determined by the SEC exists, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for the protection of the Fund's shareholders.

    Distributions in Kind. If the Board of Trustees of the Trust determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make a redemption payment wholly in cash, the fund may pay, in accordance with the SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders should expect to incur brokerage costs when subsequently selling shares redeemed in kind.

EXCHANGE PRIVILEGE

    General. Except as noted below, shareholders of any of the Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange.

    Exchanges of Class A, Class B, Class C and Class Y shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

    The exchange privilege enables shareholders in any Smith Barney mutual fund to acquire shares of the same class in the fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from your service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Class B Exchanges. Class B shares of the Fund may be exchanged for other Class B shares without a Deferred Sales Charge. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares into any of the funds imposing a higher Deferred Sales Charge than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable Deferred Sales Charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

    Class C Exchanges. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

    Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

ADDITIONAL INFORMATION REGARDING THE EXCHANGE PRIVILEGE

    The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through service agents, but does not apply to any systematic investment plans described in the Prospectus.

    During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components - redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

    This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through service agents, their service agents to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.


DETERMINATION OF PUBLIC OFFERING PRICE

    The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class B, Class C and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus the applicable initial sales charge for Class A and Class C shares. A Deferred Sales Charge, however, is imposed on certain redemptions of Class A, Class B and Class C shares. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.


INVOLUNTARY REDEMPTIONS OF SHARES

    The Fund may cause a shareholder's shares to be redeemed under certain circumstances, including in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of the Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Fund determines, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund (for example, in the case of a market timer).

                                7.  MANAGEMENT

    The Fund is supervised by the Board of Trustees of the Trust, over two-thirds of whom are not affiliated with the manager. The Trustees and officers of the Trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee and officer is Citigroup Asset Management ("CAM"), c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022. Each Trustee and officer holds office until that individual resigns, retires or is otherwise removed.


    An asterisk in the table below identifies those Trustees and officers who are "interested persons" (as defined in the 1940 Act) of the Trust. Each Trustee and officer of the Trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.


                                         POSITION HELD                PRINCIPAL OCCUPATION DURING             NUMBER OF PORTFOLIOS
                                           AND LENGTH                       PAST 5 YEARS AND                    IN FUND COMPLEX
NAME AND AGE                             OF TIME SERVED               OTHER BOARD MEMBERSHIPS HELD            OVERSEEN BY TRUSTEE
------------                             --------------               ----------------------------            -------------------
INTERESTED TRUSTEE


R. Jay Gerken*                       Chairman of the Board   Managing Director of CGM; Chairman, President,            222
Born April 5, 1951                   and Trustee since 2002  and Chief Executive Officer of SBFM, Travelers
                                                             Investment Adviser, Inc. ("TIA") and Citi Fund
                                                             Management Inc. ("CFM"); President and Chief
                                                             Executive Officer of certain mutual funds
                                                             associated with Citigroup; formerly, Portfolio
                                                             Manager of Smith Barney Allocation Series Inc.
                                                             (from 1996 to 2001) and Smith Barney Growth
                                                             and Income Fund (from 1996 to 2001).
DISINTERESTED TRUSTEES

Elliott J. Berv                      Trustee since 2001      Board Member, American Identity Corp. (doing              37
Born April 30, 1943                                          business as Morpheus Technologies) (biometric
                                                             information management) (since 2001;
                                                             Consultant since 1999); Director, Lapoint
                                                             Industries (industrial filter company) (since
                                                             2002); Executive Vice President and Chief
                                                             Operations Officer, DigiGym Systems (on-line
                                                             personal training systems) (since 2001);
                                                             Consultant, Catalyst (consulting) (since
                                                             1984); Director, Alzheimer's Association (New
                                                             England Chapter) (since 1998); Chief Executive
                                                             Officer, MotoCity USA (motorsport racing)
                                                             (since 2004); Board Member, Savannah Music
                                                             Festival.

Donald M. Carlton                    Trustee since 2001      Director, Temple-Inland (forest products)                 32
Born July 20, 1937                                           (since 2003); Director, American Electric
                                                             Power Co. (electric utility) (since 1999);
                                                             Consultant, URS Corporation (engineering)
                                                             (since 1999); Director, National Instruments
                                                             Corp. (technology) (since 1994); former Chief
                                                             Executive Officer, Radian International L.L.C.
                                                             (engineering) (1996 - 1998); Member of
                                                             Management Committee, Signature Science
                                                             (research and development) (since 2000);
                                                             Director, Crystatech, Inc. (pollution control
                                                             technology) (since 2001); former Director,
                                                             Valero Energy (petroleum refining) (1999 -
                                                             2003).

A. Benton Cocanougher                Trustee since 2001      Dean Emeritus and Wiley Professor of Business,            32
Born July 6, 1938                                            former Interim Chancellor, Texas A&M
                                                             University System (2002-2003); former Special
                                                             Advisor to the President, Texas A&M University
                                                             (2002 - 2003); former Dean and Professor of
                                                             Marketing, Mays Graduate School of Business of
                                                             Texas A&M University (1987 - 2001) former
                                                             Director, Randall Foods, Inc. (1990-1999),
                                                             former Director, First American Bank, Texas
                                                             (1994 - 1999); former Director, Petrolan, Inc.
                                                             (1991-1994); former Director First City Bank,
                                                             Bryan, Texas (1988 - 1992).

Mark T. Finn                         Trustee since 2001      Chairman, Chief Executive Officer and Owner,              37
Born May 16, 1943                                            Vantage Consulting Group, Inc. (investment
                                                             advisory and consulting firm) (since 1988;
                                                             consultant prior to 1988); Adjunct Professor,
                                                             College of William & Mary (since 2002);
                                                             Principal/Member, Balvan Partners (investment
                                                             management) (since 2002); Principal/Member,
                                                             Balvan Partners (investment management) (since
                                                             2002) former Vice Chairman and Chief Operating
                                                             Officer, Lindner Asset Management Company
                                                             (mutual fund company (1999 - 2001); former
                                                             President and Director, Delta Financial, Inc.
                                                             (investment advisory firm) (1983 - 1999);
                                                             former General Partner and Shareholder,
                                                             Greenwich Ventures LLC (investment
                                                             partnership) (1996 - 2001); former President,
                                                             Secretary, and Owner, Phoenix Trading Co.
                                                             (commodity trading advisory firm) (1997 -
                                                             2000).

Stephen Randolph Gross               Trustee since 2001      Director, Anderson Calhoun (assisted living)              37
Born October 8, 1947                                         (since 1987); Chief Executive Officer, HLB
                                                             Gross Collins, P.C. (accounting firm) (since
                                                             1979); Treasurer, Coventry Limited, Inc.
                                                             (since 1985); former Partner, Capital
                                                             Investment Advisory Partners (consulting)
                                                             (2000 - 2002); former Director, United
                                                             Telesis, Inc. (telecommunications) (1997 -
                                                             2002); former Director, ebank.com, Inc. (1997
                                                             - 2004); former Secretary, Carint N.A.
                                                             (manufacturing) (1988 - 2002); former Chief
                                                             Operating Officer, General Media
                                                             Communications, Inc. (March 2003 - August
                                                             2003); former Managing Director, Fountainhead
                                                             Ventures, L.L.C. (consulting) (1998 - 2003);
                                                             former Treasurer, Hank Aaron Enterprises (fast
                                                             food franchise) (1985 - 2001); former
                                                             Director, Yu Save, Inc. (internet company)
                                                             (1998 - 2000); former Director, Hotpalm.com,
                                                             Inc. (wireless applications) (1998 - 2000).

Diana R. Harrington                  Trustee since 1992      Professor, Babson College (since 1993);                   37
Born March 25, 1940                                          Independent Consultant (since 1997).

Susan B. Kerley                      Trustee since 1992      Consultant, Strategic Management Advisors, LLC            37
Born August 12, 1951                                         (investment consulting) (since 1990); Lead
                                                             Independent Director, Mainstay Funds
                                                             (formerly, Eclipse Funds) (currently
                                                             supervises 12 investment companies in fund
                                                             complex) (since 1990).

Alan G. Merten                       Trustee since 2001      President, George Mason University (since                 37
Born December 27, 1942                                       1996); Director, Xybernaut Corporation (since
                                                             2004); Director, Brainbench, Inc. (since
                                                             2004); former Director, Comshare, Inc.
                                                             (information technology) (1985 - 2003).

R. Richardson Pettit                 Trustee since 2001      John Duncan Professor of Finance, University              32
Born July 6, 1942                                            of Houston (since 1977); independent
                                                             consultant (since 1984).

OFFICERS
R. Jay Gerken*                       Chairman, President     Managing Director of CGM; Chairman, President,           222
Born April 5, 1957                   and Chief Executive     and Chief Executive Officer of SBFM, Travelers
                                     Officer since 2002      Investment Adviser, Inc. ("TIA") and Citi Fund
                                                             Management Inc. ("CFM"); President and Chief
                                                             Executive Officer of certain mutual funds
                                                             associated with Citigroup; formerly, Portfolio
                                                             Manager of Smith Barney Allocation Series Inc.
                                                             (from 1996 to 2001) and Smith Barney Growth
                                                             and Income Fund (from 1996 to 2001).

Andrew B. Shoup*                     Senior Vice President   Director of CAM; Senior Vice President and               N/A
Born August 1, 1956                  and Chief               Chief Administrative Officer of mutual funds
                                     Administrative Officer  associated with Citigroup; Treasurer of
                                     since 2003              certain mutual funds associated with Citigroup
                                                             (since 2004); Head of International Funds
                                                             Administration of CAM (from 2001 to 2003);
                                                             Director of Global Funds Administration of CAM
                                                             (from 2000 to 2001); Head of U.S. Citibank
                                                             Funds Administration of CAM (from 1998 to
                                                             2000).

Frances Guggino*                     Chief Financial         Vice President, CAM; Chief Financial Officer,            N/A
Born September 8, 1957               Officer and Treasurer   Treasurer and/or Controller of certain funds
                                     since 2004              associated with Citigroup (since 1991).

Andrew Beagley*                      Chief Compliance        Director, CGM (since 2000); Director of                  N/A
Born October 9, 1962                 Officer since 2004;     Compliance, North America, CAM (since 2000);
                                     Chief                   Chief Anti-Money Laundering Compliance Officer
                                     Anti-Money Laundering   of mutual funds associated with Citigroup;
                                     Compliance Officer      Director of Compliance, Europe, the Middle
                                     since 2002              East and Africa, CAM (1999 - 2000); Compliance
                                                             Officer, Salomon Brothers Asset Management
                                                             Limited, Smith Barney Global Capital
                                                             Management Inc., Salomon Brothers Asset
                                                             Management Asia Pacific Limited (1997 - 1999).

Robert Brault*                       Assistant Treasurer     Officer and Treasurer of certain mutual funds            N/A
Born 1965                            since 2004              associated with Citigroup; Assistant Treasurer
                                                             of certain mutual funds associated with
                                                             Citigroup; Director of Internal Controls for
                                                             CAM U.S. Mutual Fund Administration (2002 -
                                                             2004); Director of Project Management &
                                                             Information Systems for CAM U.S. Mutual Fund
                                                             Administration (2000 - 2002); Vice President
                                                             of Mutual Fund Administration at Investors
                                                             Capital Services (1999-2000).

Susan C. Curry*                      Assistant Treasurer     Partner (since 2001) and Senior Manager (since           N/A
Born 1966                            since 2004              1997) with Deloitte and Touche LLP in their
                                                             Investment Management Group in New York.

Rocco Del Guercio*                   Assistant Treasurer     Vice President, CAM (since 2004); Assistant              N/A
Born 1963                            since 2004              Treasurer of certain mutual funds associated
                                                             with Citigroup; Vice President and Treasurer
                                                             of certain mutual funds associated with Credit
                                                             Suisse Asset Management (1996-2004).

James Giallanza*                     Assistant Treasurer     [insert bio information]                                 N/A
Born                                 since 2004

Kaprel Ozsolak*                      Assistant Treasurer     Vice President of CGM; Controller of certain             N/A
Born 1965                            since 2004              mutual funds associated with Citigroup.

Joseph Volpe*                        Assistant Treasurer     Vice President, CAM (since 1992); Assistant              N/A
Born April 16, 1962                  since 2004              Treasurer of certain mutual funds associated
                                                             with Citigroup; Assistant Controller of
                                                             certain mutual funds associated with Citigroup
                                                             (2002 - 2004).

Robert I. Frenkel*                   Chief Legal Officer     Managing Director and General Counsel, Global            N/A
Born December 12, 1955               since 2003 and          Mutual Funds for CAM and its predecessor
                                     Secretary since 2000    (since 1994); Secretary of CFM; Secretary and
                                                             Chief Legal Officer of mutual funds associated
                                                             with Citigroup.

Thomas C. Mandia*                    Assistant Secretary     Managing Director and Deputy General Counsel,            N/A
Born February 27, 1962               since 2000              CAM (since 1992); Assistant Secretary of
                                                             certain mutual funds associated with
                                                             Citigroup.

Rosemary D. Emmens*                  Assistant Secretary     Vice President and Associate General Counsel,            N/A
Born October 28, 1969                since 2000              CAM (since 1998); Assistant Secretary of
                                                             certain mutual funds associated with
                                                             Citigroup.

Harris Goldblat*                     Assistant Secretary     Associate General Counsel, CAM (since 2000);             N/A
Born November 4, 1969                since 2000              Assistant Secretary of certain mutual funds
                                                             associated with Citigroup; Associate, Stroock
                                                             & Stroock & Lavan LLP (1997 - 2000).

Wendy S. Setnicka*                   Controller since 2004   Vice President of CGM; Controller of certain    N/A
Born 1964                                                    mutual funds associated with Citigroup.

Marisel Class*                       Assistant Controller    Vice President of CAM (since 1999); Manager              N/A
Born 1961                            since 2004              then Assistant Controller of certain mutual
                                                             funds associated with Citigroup.

Kim Daly*                            Assistant Controller    Assistant Vice President of CAM (since 1996),            N/A
Born 1966                            since 2004              Manager then Assistant Controller of certain
                                                             mutual funds associated with Citigroup.

John Gong*                           Assistant Controller    Assistant Controller of certain mutual funds             N/A
Born 1962                            since 2004              associated with Citigroup.

Matthew Plastina*                    Assistant Controller    Assistant Vice President of CAM (since 1999);            N/A
Born 1970                            since 2004              Manager then Assistant Controller of certain
                                                             mutual funds associated with Citigroup

    The business affairs of the Fund are managed by or under the direction of the Board of Trustees.

    The Board of Trustees has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Fund within the meaning of the 1940 Act. The Audit Committee reviews the scope of the Fund's audit, accounting and financial reporting policies and practices and internal controls. The Audit Committee approves, and recommends to the disinterested Trustees for their ratification, the selection, appointment, retention or termination of the Fund's independent auditors and approves the compensation of the independent auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the Fund by the independent auditors and all permissible non-audit services provided by the Fund's independent auditors to its manager and any affiliated providers if the engagement related directly to the Fund's operations and financial reporting.
During the most recent fiscal year, the Audit Committee met      times.

    The board of trustees also has a standing Governance Committee and a Performance and Review Committee. All Trustees who are not "interested persons" of the Fund are members of the Governance and Performance and Review Committees. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance
Committee met    times during the fiscal year ended December 31, 2004. The
Governance Committee does not have a procedure to consider nominees recommended by shareholders. The Performance and Review Committee is responsible for, among other things, reviewing Fund performance and benchmarks and overseeing the implementation and renewal of the Fund's management contract, distribution plans and distribution agreement. The Performance and
Review Committee met    times during the fiscal year ended December 31, 2004.

    The following table shows the amount of equity securities owned by the Trustees in the Fund and in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2004:

                                DOLLAR RANGE OF       AGGREGATE RANGE OF EQUITY
                               EQUITY SECURITIES    SECURITIES IN ALL INVESTMENT
                                    IN THE           COMPANIES ASSOCIATED WITH
                                 INTERNATIONAL          CITIGROUP OVERSEEN
NAME OF TRUSTEE                 LARGE CAP FUND            BY THE TRUSTEE
---------------               -----------------     ---------------------------
INTERESTED TRUSTEE
R. Jay Gerken

DISINTERESTED TRUSTEES
Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit


    None of the disinterested Trustees or their family members had any interest in the manager and any person directly or indirectly controlling, controlled by, or under common control with the manager or CGM as of December 31, 2004.

    Information regarding compensation paid to the Trustees by the Fund for the fiscal year ended December 31, 2004 is set forth below. Mr. Gerken is not compensated by the Fund for his service as Trustee because of his affiliation with the manager.

    Each fund in the complex pays a pro rata share of Trustee fees based on asset size. The Fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: $48,000 plus $12,000 for each regularly scheduled Board of Trustees meeting attended, $6,000 (or such other amount as may be approved by the lead independent trustee) for each special telephonic or in-person Board meeting attended, and $500 (or such other amount as may be approved by the lead independent trustee) for each ad hoc telephonic meeting in which that Trustee participates. In addition, the lead independent trustee receives an additional $10,000 per year and the Chair of the Audit Committee and Performance and Review Committees will each receive an additional $7,500 per year. The Fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board of Trustees meetings.


TRUSTEES COMPENSATION TABLE

                                                                      PENSION OR
                                                                      RETIREMENT
                                                                       BENEFITS              TOTAL
                                                   AGGREGATE           PAID AS           COMPENSATION              NUMBER OF
                                                  COMPENSATION           PART          FROM FUND COMPLEX          PORTFOLIOS
                                                    FROM THE           OF FUND              PAID TO             IN FUND COMPLEX
    TRUSTEE                                         FUND(1)          EXPENSES(1)          TRUSTEES(1)       SERVED BY TRUSTEE(1)(2)
    -------                                       ------------       ------------       ----------------    -----------------------

INTERESTED TRUSTEES
R. Jay Gerken                                         $                  None                 $                       222

DISINTERESTED TRUSTEES
Elliott J. Berv                                       $                  None               $                         37
Donald M. Carlton                                     $                  None               $                         32
A. Benton Cocanougher                                 $                  None               $                         32
Mark T. Finn                                          $                  None               $                         37
Stephen Randolph Gross                                $                  None               $                         37
Diana R. Harrington                                   $                  None               $                         37
Susan B. Kerley                                       $                  None               $                         37
Alan G. Merten                                        $                  None               $                         32
R. Richardson Pettit                                  $                  None               $                         32

(1) Information is for the fiscal year ended December 31, 2004.
(2) of the funds in the fund complex were not operational during the fiscal year ended December 31, 2004.


    The Trustees of the Fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the Fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age
75. Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Trustees are first eligible to receive the minimum retirement benefit under the Plan (50% of the maximum benefit) after five years of service and attainment of at least the age of 67. Retirement benefit eligibility increases proportionally with each additional year of service until eligibility for the maximum benefit has been attained. Amounts under the Plan may be paid in twenty equal quarterly installments or, subject to the approval of the disinterested Trustees, in a lump sum (discounted to present value). Benefits under the Plan are unfunded.

    The following table shows the estimated retirement benefit that would be payable under the Plan upon retirement at the specified compensation and years-of-service classifications.

      AVERAGE COMPENSATION IN                                               YEARS OF SERVICE
       LAST YEAR OF SERVICE             5 YEARS        6 YEARS        7 YEARS        8 YEARS        9 YEARS      10 YEARS OR MORE
      -----------------------          --------       --------       --------       --------       --------      ----------------
             $ 50,000                  $125,000       $150,000       $175,000       $200,000       $225,000          $250,000
             $ 60,000                  $150,000       $180,000       $210,000       $240,000       $270,000          $300,000
             $ 70,000                  $175,000       $210,000       $245,000       $280,000       $315,000          $350,000
             $ 80,000                  $200,000       $240,000       $280,000       $320,000       $360,000          $400,000
             $ 90,000                  $225,000       $270,000       $315,000       $360,000       $405,000          $450,000
             $100,000                  $250,000       $300,000       $350,000       $400,000       $450,000          $500,000


    Assuming continuous service as a Trustee of the Fund until the age of mandatory retirement under the Plan, each disinterested Trustee will have achieved at least ten credited years of service and will be eligible for the maximum retirement benefit under the Plan. During the fiscal year ended December 31, 2004, former Trustees of the Trust received the following retirement benefits under the Plan: Mr. Riley C. Gilley, an aggregate of
$       in four quarterly installment payments; and Mr. E. Kirby Warren, an
aggregate of $       in four quarterly installment payments; Messrs. C. Oscar
Morong, Jr. and Walter E. Robb, III, each received an aggregate of $       in
       installment payments.


    Officers receive no compensation from the Fund, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board of Trustees.


    As of April   , 2005, all Trustees and officers as a group owned less than
1% of the outstanding shares of the Fund.

    As of April   , 2005, the following persons owned of record the amounts
indicated of the shares of the Class of the Fund:

    CLASS         PERCENT          NAME                   ADDRESS
--------------------------------------------------------------------------------


    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

    The Declaration of Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee's rights to indemnification.

CODE OF ETHICS

    Pursuant to Rule 17j-1 of the 1940 Act, the Fund, its investment advisers and principal underwriter have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of Trust and responsibility.

    Copies of the Codes of Ethics of the Fund and its investment adviser, subadviser and principal underwriter are on file with the Securities and Exchange Commission ("SEC").

PROXY VOTING POLICIES & PROCEDURES


    Although individual Trustees may not agree with particular policies or votes by the manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.

    Non-equity securities, such as debt obligations and money market instruments are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities, the manager would vote the proxy in accordance with the principals set forth in the manager's proxy voting policies and procedures, including the procedures that the manager uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of a fund or the manager, on the other.

    A summary of the manager's policies and procedures with respect to proxy voting is attached as Appendix A to this SAI. This summary gives a general indication as to how the manager will vote proxies relating to equity securities on each issue listed. However, the policies and procedures do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason there may be instances in which votes may vary from the policies and procedures presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with a fund's investment objectives.

    Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, (2) on each of the fund's website at https://www.smithbarneymutualfunds.com and (3) on the SEC's website at http://www.sec.gov.

MANAGER


    Smith Barney Fund Management LLC acts as the investment manager (the "manager") to the Fund pursuant to a management agreement (the "Management Agreement"). The manager delegates the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd., as subadviser (the "subadviser"). Subject to such policies as the Board of Trustees of the Fund may determine, the manager oversees the Fund's operations. Subject to the oversight of the manager, the subadviser selects the Fund's investments.

    The manager is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses provide a broad range of financial services.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the Fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the Fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement continues in effect for an initial two-year period and thereafter continues indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the Fund with general office facilities and supervises the overall administration of the Fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Fund's independent contractors and agents; and arranging for the maintenance of books and records of the Fund. Trustees, officers, and investors in the Fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the Fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940
Act) or by a vote of a majority of the Fund's Trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.


    In approving the continuation of the Management Agreement, the Board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory and administrative services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The Board considered the quality of the manager's advisory, administrative and compliance staffs, including additional compliance resources being added. In addition, the trustees considered information received at regular meetings throughout the year related to each fund's performance and manager services, and benefits potentially accruing to the manager and its affiliates, from transfer agency, distribution and service relationships with the manager and/or affiliates of the manager. The Board also considered other benefits to the manager including benefits relating to the ability of the manager to make the fund's available to clients of the manager together with other financial services offered to clients by the manager and/ or its affiliates.

    After requesting and reviewing such information as they deemed necessary (including additional information provided by the manager in response to inquiries from the independent trustees) and after meetings conducted by the independent trustees without management being present, the Board concluded that the continuation of the Management Agreement of the Fund was in the best interests of the Fund and its shareholders. The Board noted that while contractual management fees as provided by the third-party service provider were at the median, and actual management fees after waivers and reimbursements were above the median, the manager had committed to a voluntary waiver of the management fee down to 85 basis points and was proposing to reduce the management fee contractually to 85 basis points, which fee would be below the median for both contractual and actual management fees after waivers. The Board also noted that actual total expenses (with respect to Class A shares) of the Fund were substantially higher than the median, although these would be reduced somewhat as a result of the reduction in management fee and the expected efforts to close of smaller accounts. The Board noted also that performance (with respect to Class A shares) was below the median for one, three and five year periods ending April 30, 2004; and while the expected improvements in expense ratios should have some favorable impact on performance, the Board would be monitoring performance on an ongoing basis for this Fund closely. The Board noted that, while the manager's profitability with respect to its services for the Fund was substantial, it was not excessive in light of the nature and quality of the services provided by the manager. The Board recognized that other share classes may have higher expenses and correspondingly lower performance, but recognized that the higher expenses were attributable to the costs associated with the applicable distribution channel. The Board also considered that, although the fee waivers and reimbursements were voluntary, and could be discontinued or modified at any time, the manager had advised the Board that overall expense ratios of the Fund would not be permitted to increase materially without disclosure to the Board. The independent Trustees were advised by separate independent legal counsel throughout the process.

    The Trustees also considered the benefits to the manager from soft dollar arrangements with brokers and other fallout benefits to the manager. The Trustees reviewed information concerning the level of profits received by the manager from its arrangements with the Fund.


    Based upon their review, the Trustees determined that the terms of the Management Agreement were fairly standard in the mutual fund industry, and concluded that, with respect to the Fund, the Management Agreement was reasonable, fair and in the best interests of the Fund and its shareholders. The Trustees also concluded that the fees provided in the Agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


    The Prospectus for the Fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the Fund. The Manager may reimburse the Fund or waive all or a portion of its management fees.


    Citigroup Inc. affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The subadviser has informed the Fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup Inc.

    The Fund uses the name "Smith Barney" by agreement with the manager. If the manager or its assignee ceases to serve as the manager of the Fund, the Fund will change its name so as to delete the word "Smith Barney."


    For the period from January 1, 2002 to May 12, 2002, the fees paid to Citi Fund Management Inc. were $47,566. For the period from May 13, 2002 to December 31, 2002, the fees paid to SFBM were $0, after waivers. For the fiscal years ended December 31, 2003 and 2004, the fees paid to SBFM were
$149,284 and $       , respectively, after waivers.

    The manager may retain a sub-administrator.


SUBADVISER

    The manager has delegated the daily management of the investments of the Fund to its affiliate, Citigroup Asset Management Ltd. The subadviser is a U.S. registered investment adviser and a wholly-owned subsidiary of Citigroup Inc.

    It is the responsibility of the subadviser to make the day-to-day investment decisions for the Fund, and to place the purchase and sales orders for securities transactions concerning those assets, subject in all cases to the general supervision of the manager. The subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the assets of the Fund and effecting securities transactions for the Fund.

    The manager has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with the subadviser. Unless otherwise terminated, the Sub-Advisory Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the Fund's Trustees or by a vote of a majority of the outstanding voting securities of the Fund, and, in either case, by a majority of the Trustees who are not parties to the Sub-Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Sub-Advisory Agreement.

    The Sub-Advisory Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940
Act) or by a vote of the Fund's Trustees, or by the manager, and will automatically terminate in the event of its assignment (as defined in the 1940
Act). The Sub-Advisory Agreement may be terminated at any time without payment of any penalty by the subadviser on not less than 90 days' written notice to the manager. The Sub-Advisory Agreement provides that neither the subadviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Sub-Advisory Agreement.

    For its services under the Sub-Advisory Agreement, the subadviser is entitled to receives fees, which are computed daily and paid monthly, at an annual rate equal to 0.55% of the aggregate assets of the Fund allocated to the subadviser's compensation is payable by the manager.

DISTRIBUTOR

    CGM, located at 388 Greenwich Street, New York, New York 10013 serves as the Fund's distributor pursuant to a written agreement (the "Distribution Agreement") which was approved by the Fund's Board of Trustees, including a majority of the Independent Trustees. CGM is an affiliate of the manager of the Fund.

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund's outstanding voting securities, or on 90 days' notice by CGM. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trust's Board of Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that, in either event, the continuance is also approved by a majority of the Board members of the Trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.


    INITIAL SALES CHARGES


    The aggregate dollar amount of Initial Sales Charges on Class A and Class C shares received by CGM and its affiliates were as follows:

    Class A Shares (paid to CGM)

    For the fiscal year ended December 31:


          2004.............................................. $
          2003.............................................. $15,000
          2002............................................... $3,000


    Class C Shares (paid to CGM)*

    For the fiscal year ended December 31:


          2004............................................... $
          2003............................................... $9,000
          2002............................................... $5,000

          *On February 2, 2004, the initial sales charge of 1.00% on Class C shares was eliminated for sales made on or after that date.


    DEFERRED SALES CHARGES

    The aggregate dollar amount of Deferred Sales Charges on Class A, Class B and Class C shares received by CGM and its affiliates were as follows:

    Class A Shares (paid to CGM)

    For the fiscal year ended December 31:


          2004................................................... $
          2003................................................... $0
          2002................................................... $0


    Class B Shares (paid to CGM)

    For the fiscal year ended December 31:


          2004............................................... $
          2003............................................... $7,000
          2002............................................... $1,000


    Class C Shares (paid to CGM)

    For the fiscal year ended December 31:


          2004................................................... $
          2003................................................... $0
          2002................................................... $0


SERVICE PLANS

    Class A, Class B and Class C shares of the Fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the Fund may pay monthly fees at an annual rate not to exceed 0.25% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 1.00% of the average daily net assets of the Fund attributable to that class in the case of the Plans relating to Class B shares and Class C shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the Fund, and to other parties in respect of the sale of shares of the Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The Fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A and Class C shares also provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B and Class C investors, respectively.

    The Service Plans permit the Fund to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Fund will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the Fund. In their annual consideration of the continuation of the Service Plans for the Fund, the Trustees will review the Service Plans and the expenses for each class within the Fund separately.

    Each Service Plan also recognizes that various service providers to the Fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or service agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Service Plans or in any agreement related to the Plans (for purposes of this paragraph "Qualified Trustees"). The Trustees, in the exercise of their business judgment in the best interests of the shareholders of the Fund and each Class, have approved the continuation of the Service Plans. Each Service Plan requires that the Trust and the distributor provide to the Board of Trustees and the Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the Qualified Trustees is committed to the discretion of the Qualified Trustees then in office who are not interested Trustees of the Trust. A Service Plan may be terminated with respect to any class of the Fund at any time by a vote of a majority of the Trust's Qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and Qualified Trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years from the date of each Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the Trust in connection with the offering of shares of the Fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.


    For the fiscal year ended December 31, 2002, the fees paid to the distributor under the Distribution Agreement with respect to Class A, B and C Shares of the Fund were $45,887, $5,915 and $9,727, respectively. For the fiscal year ended December 31, 2003, the fees paid to to the distributor under the Distribution Agreement with respect to Class A, B and C shares of the Fund were $61,900, $56,041 and $41,897, respectively. For the fiscal year ended December 31, 2004, the fees paid to the distributor under the Distribution Agreement with respect to Class A, B, and C shares of the Fund were $ , $ and $ , respectively.

    For the fiscal year ended December 31, 2004, the distributor and/or service agents incurred the following distribution expenses under the Service Plan for the Fund:

                                                                                        AMOUNT SPENT ON
                                  FINANCIAL                          AMOUNT SPENT ON     PRINTING AND
                                 CONSULTANT         OPERATIONAL      ADVERTISING AND      MAILING OF            TOTAL
                                COMPENSATION         EXPENSES           MARKETING         PROSPECTUS      DISTRIBUTION FEES
-----------------------------------------------------------------------------------------------------------------------------
Class A ....................      $                   $                  $                  $                 $
Class B ....................
Class C ....................


EXPENSES

    In addition to amounts payable under the Management Agreement and the Service Plans, the Fund is responsible for its own expenses, including, among other things, the costs of securities transactions, the compensation of Trustees that are not affiliated with the manager or the Fund's distributor, government fees, taxes, accounting and legal fees, expenses of communication with shareholders, interest expense, and insurance premiums. The Fund's Prospectus contains more information about the expenses of the Fund.

TRANSFER AGENT

    The Trust has entered into a Transfer Agency and Service Agreement pursuant to which Citicorp Trust Bank, fsb, an affiliate of CGM and the manager ("CTB"), acts as transfer agent for the Fund. Under the Transfer Agency and Service Agreement, CTB maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, CTB receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Inc. ("PFPC") acts as sub-transfer agent pursuant to an agreement with CTB. Under the sub-transfer agency agreement, the sub-transfer agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund, and distributes dividends and distributions payable by the Fund. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for out-of-pocket expenses.

    The principal place of business of CTB is 125 Broad Street, New York, New York 10004. The principal place of business of PFPC is P.O. Box 9699, Providence, Rhode Island 02940-9699.

CUSTODIAN

    The Trust, on behalf of the Fund, has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street") pursuant to which custodial and fund accounting services, respectively, are provided for the Fund. Among other things, State Street calculates the daily net asset value for the Fund. Securities may be held by a sub-custodian bank approved by the Trustees or their delegate.

    The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

INDEPENDENT ACCOUNTANTS


                               are the independent accountants for the Trust,
providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The address of
is                                                      .


COUNSEL

    Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110, serves as counsel for the Fund.

                          8.  PORTFOLIO TRANSACTIONS

    The subadviser trades securities for the Fund if it believes that a transaction net of costs (including custodian charges) will help achieve the Fund's investment objective. Changes in the Fund's investments are made without regard to the length of time a security has been held or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of turnover is not a limiting factor when changes are appropriate. Specific decisions to purchase or sell securities for the Fund are made by a team of individuals who are employees of the subadviser and who are appointed and supervised by its senior officers.

    In connection with the selection of brokers or dealers and the placing of Fund securities transactions, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the manager or its affiliates exercise investment discretion. The manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the manager and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.


    For the fiscal year ended December 31, 2004, the Fund directed brokerage transactions totaling $ to brokers because of research services provided. The
amount of brokerage commissions paid on such transactions was $     .


    The management fees that the Fund pays to the manager will not be reduced as a consequence of the manager's receipt of brokerage and research services. While such services are not expected to reduce the expenses of the manager, the manager would, through the use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff or obtain such services independently.

    In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of the manager's other clients. Investment decisions for the Fund and for the manager's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other funds managed by the manager occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.


    For the fiscal years ended December 31, 2002, 2003 and 2004, the Fund paid
brokerage commissions of $49,054, $97,840 and $      , respectively.


    The Fund may, from time to time, place brokerage transactions with the Fund's distributor, CGM, or through other brokers that may be considered affiliated persons of the manager or a distributor. The Board of Trustees has adopted procedures designed to ensure that commissions paid to an affiliated broker on any transaction would be comparable to that payable to a non-affiliated broker in a similar transaction.

    The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which a Citigroup affiliate participates. These procedures prohibit the Fund from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.


    For each affiliated broker, the tables below set forth the percentage of the Fund's aggregate brokerage commissions paid to the broker during the fiscal year ended December 31, 2004, and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through the broker during the same period.

    For the fiscal year ended December 31, 2004, the percentage of the Fund's aggregate brokerage commissions paid to CGM and the percentage of the Fund's aggregate dollar amount of transactions involving the payment of commissions effected through CGM were as follows:


                                               THE PERCENTAGE OF THE FUND'S
       THE PERCENTAGE OF THE FUND'S      AGGREGATE DOLLAR AMOUNT OF TRANSACTIONS
     AGGREGATE BROKERAGE COMMISSIONS       INVOLVING THE PAYMENT OF COMMISSION
               PAID TO CGM*                        EFFECTED THROUGH CGM
     -------------------------------     ---------------------------------------


    As of December 31, 2004, the Fund [did not hold any] [held the following] securities issued by the Fund's regular broker-dealers.


    For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund's investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.


    For the fiscal years ended December 31, 2003 and 2004, the portfolio
turnover rates were 120% and    %, respectively.


    Increased portfolio turnover necessarily results in correspondingly greater brokerage commissions which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through IRAs and other retirement plans which are not taxed currently on accumulations in their accounts).


                     9.  DISCLOSURE OF PORTFOLIO HOLDINGS

    The Fund has adopted policies and procedures developed by Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the Fund's investment manager, with respect to the disclosure of the Fund's portfolio securities and any ongoing arrangements to make available information about the Fund's portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund's portfolio holdings is in the best interests of the fund's shareholders, and that any conflicts of interest between the interests of the fund's shareholders and those of SaBAM or CGM or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding a fund's portfolio holdings may not be shared with non-CAM employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

    CAM's policy generally provides for the release of details of securities positions once they are considered "stale." Data is considered stale 25 calendar days following quarter-end for a fund. CAM believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

    Under the policy, the funds' complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-CAM employees with simultaneous public disclosure at least 25 days after calendar quarter end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a CAM or the funds' Internet site that is accessible by the public, or through public release by a third party vendor.

    The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

        1. A fund's top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

        2. A fund's top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

        3. A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

        4. A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

        5. A fund's sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Fund's out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy's general principles.

        6. A fund's portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

    Under the policy, if information about a fund's portfolio holdings is released pursuant to an ongoing arrangement with any party, the Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a fund, nor CAM, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund's portfolio securities will be reviewed at least annually by the fund's Board.

    The approval of the Fund's Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with CAM's legal department, as necessary. Exceptions to the policies are reported to the Fund's Board at its next regularly scheduled meeting.

    Currently, the Fund discloses its complete portfolio holdings approximately 25 days after calendar quarter end on its website www.smithbarneymutualfunds.com.

    Set forth below is a list, as of [          2005], of those parties with
whom CAM, on behalf of the Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

                                           To be completed by amendment.

                  RECIPIENT                                   FREQUENCY                         DELAY BEFORE DISSEMINATION
                  ---------                                   ---------                         --------------------------





    Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

                  RECIPIENT                                   FREQUENCY                         DELAY BEFORE DISSEMINATION
                  ---------                                   ---------                         --------------------------




                            10. PORTFOLIO MANAGERS

    The following tables set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of December 31, 2004.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER

    The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

                               REGISTERED INVESTMENT               OTHER POOLED
PORTFOLIO MANAGER                    COMPANIES                  INVESTMENT VEHICLES            OTHER ACCOUNTS
-----------------              ---------------------            -------------------            --------------
Michael Elroy               [   ] Registered                [   ] Other pooled           Other accounts with $[   ]
                            investment companies with       investment vehicles with     in total assets under
                            $[   ] in total assets          $[   ] in assets under       management
                            under management                management

Stephen Williams            [   ] Registered                [   ] Other pooled           Other accounts with $[   ]
                            investment companies with       investment vehicles with     in total assets under
                            $[   ] in total assets          $[   ] in assets under       management
                            under management                management

William Hamlyn              [   ] Registered                [   ] Other pooled           Other accounts with $[   ]
                            investment companies with       investment vehicles with     in total assets under
                            $[   ] in total assets          $[   ] in assets under       management
                            under management                management

    Citigroup Asset Management ("CAM") investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is typically determined based on market factors and the skill and experience of individual investment personnel.

    CAM has recently implemented an investment management incentive and deferred compensation plan (the "Plan") for its investment professionals, including the Fund's portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of CAM investment professionals with those of fund shareholders and other CAM clients. Under the Plan a "base incentive pool" is established for each team each year as a percentage of CAM's revenue attributable to the team (largely management and related fees generated by funds and other accounts). A team's revenues are typically expected to increase or decrease depending in part on the effect that the team's investment performance has on the level of assets in the investment products managed by the team. The "base incentive pool" of a team is reduced by base salaries paid to members of the team and employee benefits expenses attributable to the team.

    The investment team's incentive pool is then adjusted to reflect the team's investment performance against the applicable product benchmark (e.g., a securities index) and its ranking among a "peer group" of non-CAM investment managers. Longer-term performance will be more heavily weighted than shorter-term performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted to reflect other factors (e.g., severance pay to departing members of the team, and discretionary allocations by the applicable CAM chief investment officer from one investment team to another). The incentive pool will be allocated by the applicable CAM chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

    Up to 40% of an investment professional's annual incentive compensation is subject to deferral. Amounts deferred will accrue a return based on the hypothetical returns of a composite of CAM's investment products (where deemed appropriate, approximately half of the deferred amount will accrue a return based on the return of products managed by the applicable investment team). An additional portion of awarded incentive compensation may be received in the form of Citigroup stock or options to purchase common stock. Citigroup may from time to time offer other stock purchase or option programs to investment personnel.

MATERIAL CONFLICTS OF INTEREST

    Material conflicts of interest may arise when the Fund's portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for [certain of] the portfolio managers listed in the table above. These potential conflicts include:

    Allocation of Limited Time and Attention.A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

    Allocation of Limited Investment Opportunities.If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund's ability to take full advantage of the investment opportunity.

    Pursuit of Differing Strategies.At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

    Selection of Brokers/Dealers.Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

    Variation in Compensation.A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or increase assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

    Related Business Opportunities.The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

PORTFOLIO MANAGER SECURITIES OWNERSHIP

    The table below identifies ownership of Fund securities by each Portfolio Manager.

                                                 DOLLAR RANGE OF OWNERSHIP
                   PORTFOLIO MANAGER             OF SECURITIES IN THE FUND
                   -----------------             -------------------------
                   Michael Elroy                       $ ______
                   Stephan Williams                    $ ______
                   William Hamlyn                      $ ______

          11.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES


    The Trust's Declaration of Trust permits the Trust to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences between classes of shares of a series).

    Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The Trust may involuntarily redeem shareholder's shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply certain information such as a tax identification number if required to do so, or to provide data sufficient to verify such information, (iii) to protect the tax status of the Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and
(vi) to eliminate ownership of shares by a particular shareholder when the Fund determines that the particular shareholder's ownership is not in the best interests of the other shareholders of the Fund.

    The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

    Each shareholder of the Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders in the Trust do not have cumulative voting rights. The Trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the Trust will hold special meetings of the Fund's shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series of the Trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as Trustees of funds with the same or an affiliated investment manager or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of the Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.


                               12.  TAX MATTERS


TAXATION OF THE FUND

    FEDERAL TAXES. The Fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition of the Fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the Fund. If the Fund should fail to qualify as a "regulated investment company" for any year, the Fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

    FOREIGN TAXES. Investment income and gains received by the Fund from non-U.S. securities may be subject to non-U.S. taxes. The United States has entered into tax treaties with many other countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income. The Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund's effective rates of non-U.S. tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

    If the Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to the Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amount distributed to them by the Fund and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amount, subject to certain limitations. Shareholders who do not itemize deductions would (subject to such limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If the Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, shareholders will not be able to claim any deduction or credit for any part of their foreign taxes paid by the Fund.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. Shareholders of the Fund will generally have to pay federal income taxes and any state or local taxes on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income, and any distributions from net short-term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. To the extent that ordinary dividends are derived from qualified dividend income of the Fund, eligible for reduced tax rates for non-corporate shareholders, such dividends will be treated as qualified dividend income provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of the Fund's gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a "qualified foreign corporation" may nevertheless be treated as "qualified dividend income" if the applicable stock is readily tradable on an established U.S. securities market. "Passive foreign investment companies," "foreign personal holding companies" and "foreign investment companies" will not be treated as "qualified foreign corporations" for these purposes. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any Fund distribution will have the effect of reducing the per share net asset value of shares in the Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DIVIDENDS-RECEIVED DEDUCTION. The portion of the Fund's ordinary income dividends attributable to dividends received in respect of equity securities of U.S. issuers is normally eligible for the dividends received deduction for corporations subject to U.S. federal income taxes. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The Fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends and other payments subject to withholding taxes that are made to persons who are neither citizens nor residents of the United States. Distributions received from the Fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding of federal income tax for failing to report income to the IRS. If a shareholder fails to provide this information, or otherwise violates IRS regulations, the Fund may be required to withhold tax at the then applicable rate on certain distributions and redemption proceeds paid to that shareholder. Backup withholding will not, however, be applied to payments that have been subject to the withholding tax on non-U.S. shareholders.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the Fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge which would otherwise apply because of any sales charge paid on the original purchase of the Class A Fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    OPTIONS, ETC. The Fund's transactions in forward contracts, short sales "against the box," and options will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by the Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund intends to limit its activities in forward contracts and options to the extent necessary to meet the requirements of Subchapter M of the Code.

    FOREIGN INVESTMENTS. Special tax considerations apply with respect to non-U.S. investments of the Fund. Foreign exchange gains and losses realized by the Fund will generally be treated as ordinary income and loss. Use of non- U.S. currencies for non-hedging purposes and investment by the Fund in certain "passive foreign investment companies" may have to be limited in order to avoid a tax on the Fund. The Fund may elect to mark to market any investments in "passive foreign investment companies" on the last day of each taxable year. This election may cause the Fund to recognize ordinary income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.


                          13.  FINANCIAL STATEMENTS

    The Statement of Assets and Liabilities at December 31, 2004, Statement of Operations for the year ended December 31, 2004, Statement of Changes in Net Assets for each of the years in the two-year period ended December 31, 2004, Financial Highlights for each of the years in the five-year period ended December 31, 2003, Notes to Financial Statements and Report of Independent Auditors, each of which is included in the Annual Report to Shareholders of the Fund, are [___________].

                                                                    APPENDIX A

                     PROXY VOTING POLICIES AND PROCEDURES

    The Board of Trustees of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to Smith Barney Fund Management LLC (the "manager"). The manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the manager votes proxies relating to equity securities in the best interest of clients.

    In voting proxies, the manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the manager of its responsibility for the proxy vote.

    In the case of a proxy issue for which there is a stated position in the Policies, the manager generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

    In furtherance of the manager's goal to vote proxies in the best interest of clients, the manager follows procedures designed to identify and address material conflicts that may arise between the manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The manager also maintains and considers a list of significant relationships that could present a conflict of interest for the manager in voting proxies. The manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the manager decides to vote a proxy, the manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the manager in voting proxies with respect to such issuer. Such position is based on the fact that the manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the manager and certain other Citigroup business units.

    CAM maintains a Proxy Voting Committee, of which the manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the manager's decision making in voting proxies.

    If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the manager may vote proxies notwithstanding the existence of the conflict. If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

SMITH BARNEY INTERNATIONAL LARGE CAP FUND

INVESTMENT MANAGER
Smith Barney Fund Management LLC
399 Park Avenue, New York, New York 10022

DISTRIBUTOR
Citigroup Global Markets Inc.
388 Greenwich Street, New York, NY 10013

TRANSFER AGENT
Citigroup Trust Bank, fsb
125 Broad Street, New York, NY 10004

SUB-TRANSFER AGENT
PFPC Inc.
P.O. Box 9699, Providence, RI 02940-9699

CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

INDEPENDENT ACCOUNTANTS







LEGAL COUNSEL
Bingham McCutchen LLP
150 Federal Street, Boston, MA 02110

                                     Part C

Item 23. Exhibits.

****          a(1)  Amended and Restated Declaration of Trust of the Registrant
++++          a(2)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
++++          a(3)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
###           a(4)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
###           a(5)  Amendment to Amended and Restated Declaration of Trust
####          a(6)  Certificate of Amendment to the Amended and Restated
                    Declaration of Trust
filed         a(7)  Amendment to the Amended and Restated Declaration of Trust
herewith
****          b     Amended and Restated By-Laws of the Registrant
####          d(1)  Amended and Restated Management Agreement between the
                    Registrant and Citi Fund Management Inc., as manager to
                    Smith Barney International Large Cap Fund
#             d(2)  Assignment and Assumption of Contract between Citi Fund
                    Management Inc. and Smith Barney Fund Management LLC
##            d(3)  Subadvisory Agreement between the Manager and Citigroup
                    Asset Management Ltd., as Subadvisor
+             e(1)  Distribution Agreement between the Registrant and Citigroup
                    Global Markets Inc. ("CGM"), as distributor with respect to the shares of the Registrant
###           e(2)  Letter Agreement with CGM amending exhibit to Distribution
                    Agreement
*             g(1)  Custodian Contract between the Registrant and State Street
                    Bank and Trust Company ("State Street"), as custodian
++            g(2)  Amendment to Custodian Contract between the Registrant and
                    State Street
+++           g(3)  Letter Agreement adding Smith Barney International Large
                    Cap Fund to the Custodian Contract between State Street and the Registrant
***           h(1)  Form of Transfer Agency and Services Agreement between the
                    Registrant and Citicorp Trust Bank, fsb (formerly Travelers
                    Bank & Trust, fsb) ("Citicorp"), as transfer agent
*             h(2)  Accounting Services Agreement between the Registrant and
                    State Street, as fund accounting agent
+++           h(3)  Letter Agreement adding Smith Barney International Large
                    Cap Fund to Transfer Agency and Services Agreement with
                    Citicorp
+++           h(4)  Letter Agreement adding Smith Barney International Large
                    Cap Fund to the Accounting Services Agreement with State
                    Street
+++           i     Opinion and Consent of Counsel
+++           m(1)  Service Plan for Class A and B shares of Smith Barney
                    International Large Cap Fund
####          M(2)  Amended and Restated Service Plan for Class C shares of
                    Smith Barney International Large Cap Fund
**            n     Multiple Class Plan of the Registrant
#####         p(1)  Code of Ethics of the Registrant, Smith Barney Fund
                    Management LLC and CGM
##            P(2)  Code of Ethics of Citigroup Asset Management Ltd.
+++++ and     q     Powers of Attorney for the Registrant
###

--------------------
* Incorporated herein by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on October 24, 1997.

** Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 1, 1999.

*** Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on February 15, 2001.

**** Incorporated herein by reference to Post-Effective Amendment No. 41 to the Registrant's Registration Statement on Form N-1A (File No. 2-95019) as filed with the Securities and Exchange Commission on October 15, 2001.

+ Incorporated herein by reference to Post-Effective Amendment No. 43 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 21, 2001.

++ Incorporated herein by reference to Post-Effective Amendment No. 50 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on March 29, 2002.

+++ Incorporated herein by reference to Post-Effective Amendment No 51 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on April 30, 2002.

++++ Incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on September 17, 2002.

+++++ Incorporated herein by reference to Post-Effective Amendment No. 54 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 13, 2002.

# Incorporated herein by reference to Post-Effective Amendment No. 56 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 28, 2003.

## Incorporated herein by reference to Post-Effective Amendment No. 57 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on April 30, 2003.

### Incorporated herein by reference to Post-Effective Amendment No. 58 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on February 27, 2004.

#### Incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on April 28, 2004.

##### Incorporated herein by reference to Post-Effective Amendment No. 61 to the Registrant's Registration Statement on Form N-1A (File No. 2-90519) as filed with the Securities and Exchange Commission on December 29, 2004.

Item 24. Persons Controlled by or under Common Control with Registrant.

         Not applicable.

Item 25. Indemnification.

         Reference is hereby made to (a) Article V of the Registrant's Declaration of Trust, incorporated by reference herein; (b) Section 6 of the Distribution Agreement between the Registrant and CGM, incorporated by reference herein; and (c) the undertaking of the Registrant regarding indemnification set forth in its Registration Statement on Form N-1A.

         The Trustees and officers of the Registrant and the personnel of the Registrant's administrator are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser.

         Manager - Smith Barney Fund Management LLC ("Smith Barney Fund Management") was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. Smith Barney Fund Management is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

         Smith Barney Fund Management is registered as an investment adviser under the Investment Advisers Act of 1940. The list required by this Item 26 of officers and directors of Smith Barney Fund Management together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Part One of Form ADV filed by Smith Barney Fund Management pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-8314).

Item 27. Principal Underwriters

(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177).

(c) Not applicable.

Item 28. Location of Accounts and Records.

         The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

NAME                                        ADDRESS

Smith Barney Trust II                       125 Broad Street
(Registrant)                                New York, NY 10004

CGM                                         388 Greenwich Street
(distributor)                               New York, NY 10013

State Street Bank and Trust Company         225 Franklin Street
(custodian and fund accounting agent)       Boston, MA 02110

Citicorp Trust Bank, fsb                    125 Broad Street
(transfer agent)                            New York, NY 10004

Smith Barney Fund Management LLC            399 Park Avenue
(manager)                                   New York, NY 10022
                                            and
                                            300 First Stamford Place, 4th Floor
                                            Stamford, CT 06902

PFPC Inc.                                   P.O. Box 9699
(sub-transfer agent)                        Providence, RI 02940-9699

Item 29. Management Services.

         Not applicable.

Item 30. Undertakings.

         Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, as amended, and the Investment Company Act, as amended, the Registrant has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 25th day of February, 2005.

                                    SMITH BARNEY TRUST II, on behalf of
                                    Smith Barney International Large Cap Fund

                                    By: /s/ R. Jay Gerken
                                        --------------------------------
                                        R. Jay Gerken
                                        President

         Pursuant to the requirements of the Securities Act, as amended, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on February 25, 2005.

Signature                                  Title
---------                                  -----

                                           Chairman, President, Chief Executive
/s/ R. Jay Gerken                          Officer (Principal Executive
-------------------------------            Officer) and Trustee
R. Jay Gerken

/s/ Frances Guggino                        Treasurer and Chief Financial Officer
-------------------------------            (Principal Financial Officer)
Frances Guggino

Elliott J. Berv*                           Trustee
-------------------------------
Elliott J. Berv

Donald M. Carlton*                         Trustee
-------------------------------
Donald M. Carlton

A. Benton Cocanougher*                     Trustee
-------------------------------
A. Benton Cocanougher

Mark T. Finn*                              Trustee
-------------------------------
Mark T. Finn

Stephen Randolph Gross*                    Trustee
-------------------------------
Stephen Randolph Gross

Diana R. Harrington*                       Trustee
-------------------------------
Diana R. Harrington

Susan B. Kerley*                           Trustee
-------------------------------
Susan B. Kerley

Alan G. Merten*                            Trustee
-------------------------------
Alan G. Merten

R. Richardson Pettit*                      Trustee
-------------------------------
R. Richardson Pettit

*By: /s/ R. Jay Gerken
     --------------------------
     R. Jay Gerken
     Executed by R. Jay Gerken
     on behalf of those
     indicated pursuant to
     Powers of Attorney.

                                 EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

    a(7)             Amendment to the Amended and Restated Declaration of Trust